UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )
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Filed by a Party other than the Registrant ☐
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☐    Preliminary Proxy Statement
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☒    Definitive Proxy Statement
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☐    Soliciting Material under § 240.14a-12

Cohen & Steers, Inc.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):
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☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

March 20, 2026

Dear Shareholders:
Throughout 2025, we continued to grow our business and focus on innovating and developing our vehicles and strategies to deliver strong investment performance for our clients as they navigated market challenges. We maintained our disciplined approach to invest in our business, cultivate our people and enhance our corporate infrastructure, positioning us to adapt to evolving market conditions and navigate a complex macroeconomic environment. We appreciate the continued trust and confidence you have placed in us.
We are pleased to invite you to the Cohen & Steers, Inc. 2026 Annual Meeting of Shareholders to be held on Thursday, April 30, 2026, beginning at 9:00 a.m. New York time.
Our Annual Meeting will be a virtual meeting of shareholders. You will be able to attend the Annual Meeting, vote your shares electronically and submit your questions during the meeting, which will be held via live audio webcast and may be accessed by visiting http://www.virtualshareholdermeeting.com/CNS2026.
The accompanying materials include the notice of annual meeting, the proxy statement and the 2025 annual report to shareholders, which includes the company’s Annual Report on Form 10-K for the year ended December 31, 2025. The proxy statement describes the business that the company will conduct at the Annual Meeting and provides information about the company.
Your vote is very important. Whether or not you plan to attend the Annual Meeting, we ask you to please cast your vote. You can vote your shares by Internet, telephone, mail or online during the Annual Meeting. To facilitate timely receipt of your proxy, we encourage you to vote via the Internet or telephone promptly by following the instructions on the Notice of Internet Availability of Proxy Materials or the accompanying proxy card.
We look forward to your attendance at the Annual Meeting.
Sincerely,

Martin Cohen Chairman of the Board of Directors	Robert H. Steers Executive Chairman	Joseph M. Harvey Chief Executive Officer

March 20, 2026
NOTICE OF 2026 ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON APRIL 30, 2026
Dear Shareholders:
Cohen & Steers, Inc. will hold its 2026 Annual Meeting of Shareholders virtually via live audio webcast at http://www.virtualshareholdermeeting.com/CNS2026 on Thursday, April 30, 2026, beginning at 9:00 a.m. New York time. At the Annual Meeting, the company will ask you to:
(1)Elect as directors the nine nominees named in the proxy statement to serve until the next annual meeting of shareholders and until their successors are duly elected and qualified;
(2)Ratify the appointment of Deloitte & Touche LLP as the company’s independent registered public accounting firm for the current fiscal year ending December 31, 2026;
(3)Approve, in a non-binding advisory vote, the compensation of the company’s named executive officers; and
(4)Consider any other business that is properly presented at the Annual Meeting.
As permitted under the “Notice and Access” rules adopted by the Securities and Exchange Commission, the company is primarily furnishing the proxy materials to its shareholders by Internet rather than mailing paper copies of the materials to each shareholder. Therefore, most shareholders will receive a Notice of Internet Availability of Proxy Materials (the “Notice”). The Notice contains instructions about how to access the proxy materials by Internet, how to vote your shares and how to request a paper or electronic copy of the proxy materials. The company believes electronic delivery should expedite the receipt of materials, significantly lower costs and help conserve natural resources.
Whether you receive the Notice or paper copies of the proxy materials, the company will make available for review online the proxy statement, the annual report to shareholders and any amendments to the foregoing that are required to be furnished to shareholders, as further described in the instructions contained in the Notice or proxy card. You may also view the proxy materials at https://materials.proxyvote.com/19247A.
The Board of Directors of Cohen & Steers, Inc. has fixed the close of business on March 5, 2026 as the record date for the determination of shareholders entitled to receive notice of, and to vote on, all matters presented at the Annual Meeting or any adjournments or postponements thereof.
Your vote is very important. Whether or not you plan to virtually attend the Annual Meeting, the company asks that you please cast your vote. You can vote your shares by Internet, telephone, mail or online during the Annual Meeting. To facilitate timely receipt of your proxy, we encourage you to vote via the Internet or telephone promptly by following the instructions on the Notice or the accompanying proxy card.

By Order of the Board of Directors,

Francis C. Poli Corporate Secretary

Cohen & Steers, Inc.
1166 Avenue of the Americas
New York, New York 10036

PROXY STATEMENT
FOR THE 2026 ANNUAL MEETING OF SHAREHOLDERS
These proxy materials are being delivered in connection with the solicitation by the Board of Directors (the “Board”) of Cohen & Steers, Inc., a Delaware corporation (the “company,” “we,” “our,” or “us”), of proxies to be voted at the company’s 2026 Annual Meeting of Shareholders (the “Annual Meeting”) and at any adjournment or postponement thereof.
You are invited to attend the Annual Meeting on Thursday, April 30, 2026, beginning at 9:00 a.m. New York time. The Annual Meeting will be a virtual meeting of shareholders. You will be able to attend the 2026 Annual Meeting, vote your shares electronically and submit your questions during the meeting, which will be held via live audio webcast and may be accessed by visiting http://www.virtualshareholdermeeting.com/CNS2026. To participate in the meeting you must have your 16-digit Control Number included in the Notice or, if you received a printed copy of the proxy materials, in your proxy card or the instructions that accompanied your proxy materials. You will not be able to attend the 2026 Annual Meeting in person.
We expect the proxy materials and the Notice of Internet Availability of Proxy Materials (the “Notice”) to be mailed and/or made available to each shareholder eligible to vote on or about March 20, 2026.
Items to be Voted on at the Annual Meeting
The following proposals will be voted on at the Annual Meeting:
•Item 1: the election as directors of the nine nominees named in this proxy statement;
•Item 2: the ratification of the appointment of Deloitte & Touche LLP as the company’s independent registered public accounting firm for the current fiscal year ending December 31, 2026; and
•Item 3: the approval, in a non-binding advisory vote, of the compensation of the company’s named executive officers.
Shareholders or their proxies will also vote on any other business that is properly presented at the Annual Meeting.
Board Recommendations
The Board recommends that you vote:
•“FOR” each of the nine director nominees named in this proxy statement;
•“FOR” the ratification of the appointment of Deloitte & Touche LLP as the company’s independent registered public accounting firm for the current fiscal year ending December 31, 2026; and
•“FOR” the approval of the compensation of the company’s named executive officers.
Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on April 30, 2026
Under rules adopted by the Securities and Exchange Commission (the “SEC”), the company is furnishing proxy materials to its shareholders primarily by Internet. We believe this process should expedite shareholders’ receipt of the proxy materials, lower the costs of the Annual Meeting and help conserve natural resources. On or about March 20, 2026, we expect to mail the Notice to most of our shareholders. The Notice includes instructions about how to access and view the proxy materials, including this proxy statement and the company’s annual report to shareholders, online and instructions about how to vote by Internet, telephone, mail or online during the Annual Meeting. The Notice also includes instructions about how to request a paper or electronic copy of the proxy materials. If you received the Notice by mail, you will not receive a paper copy of the proxy materials unless you request one. If you received a paper copy of the proxy materials, you can also view these materials online by following the instructions contained in the Notice or proxy card. The proxy materials are available at www.proxyvote.com and https://materials.proxyvote.com/19247A.
Shareholders Entitled to Vote
Shareholders of record at the close of business on March 5, 2026 are entitled to vote at the Annual Meeting. As of March 5, 2026, 51,393,909 shares of the company’s common stock, par value $0.01 per share, were outstanding. Holders of the company’s common stock are entitled to one vote per share.
Virtual Meeting Format
Our Annual Meeting will be a virtual meeting of shareholders held via a live audio webcast. The virtual meeting will provide similar rights and advantages as a physical meeting and shareholders will be able to submit questions online during the meeting.
Participation in the Virtual Meeting
To participate in the Annual Meeting you must have your 16-digit Control Number that is included in the Notice or, if you received a printed copy of the proxy materials, in your proxy card or the instructions that accompanied your proxy materials.
You may access the Annual Meeting by visiting http://www.virtualshareholdermeeting.com/CNS2026. You will be able to submit questions during the meeting. To submit a question during the meeting, select the “Q&A” button on the bottom right side of the virtual meeting platform interface and then type your question into the “Submit a Question” field and click “Submit.” If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the virtual meeting log in page. This proxy statement contains information about the items shareholders will vote on at the Annual Meeting.
Rights Afforded to Virtual Meeting Participants
The virtual meeting format for the Annual Meeting will enable full and equal participation by attending shareholders from any place in the world at little to no cost. We designed the format of the virtual meeting to ensure that our shareholders who attend our Annual Meeting will be afforded similar rights and opportunities to participate as they would at an in-person meeting. We will take the following steps to ensure such an experience:
•providing shareholders with the ability to submit appropriate questions real-time via the meeting website, limiting questions to one per shareholder unless time otherwise permits; and
•answering as many questions submitted in accordance with the meeting rules of conduct as possible in the time allotted for the meeting without discrimination.
How to Vote
Shareholders who hold their shares directly may vote as follows prior to the Annual Meeting:
•By mail: Shareholders can sign, date and return their proxy cards by mail using the pre-addressed, postage-paid envelope that is provided.
OR
•By Internet: Shareholders can vote at www.proxyvote.com 24 hours a day, seven days a week. Instructions are provided in the Notice or proxy card. The Internet voting system is a secure method of voting, and your vote will be recorded accurately. You will need the 16-digit Control Number included in the Notice or proxy card to vote online. If you vote by Internet, you may incur costs associated with Internet access, such as usage charges from Internet service providers and telephone companies.
OR
•By telephone: Shareholders can vote by telephone by calling 1-800-690-6903. You will need the 16-digit Control Number included in the Notice or proxy card to vote by telephone.

To facilitate timely receipt of your proxy, we encourage you to vote via the Internet or telephone promptly by following the instructions on the Notice or the accompanying proxy card. All proxies that have been properly signed and returned and not revoked will be voted in accordance with the instructions provided. If you sign and return your proxy but do not provide voting instructions, the shares represented by such proxy will be voted as recommended by the Board.
If your shares are held indirectly through an account with a bank or broker, you will receive from your bank or broker an instruction card and information about how to give voting instructions to them.
Voting at the Annual Meeting
If you virtually attend the Annual Meeting, you can vote online during the Annual Meeting, even if you have previously returned a proxy or otherwise voted. You will need your 16-digit Control Number that is included in the Notice or, if you received a printed copy of the proxy materials, in your proxy card or the instructions that accompanied your proxy materials in order to be able to enter the Annual Meeting and to vote during the Annual Meeting.
Even if you plan to attend the Annual Meeting, we recommend that you submit your proxy or voting instructions in advance, so that your vote will be counted if you later decide not to attend the Annual Meeting.
Voting on Other Matters
If you sign and return your proxy, and if any other matters are properly presented at the Annual Meeting for consideration, the persons named in the proxy will have the discretion to vote on those matters for you. As of the date we filed this proxy statement, we were not aware of any other matters to be raised at the Annual Meeting.
Revocation of Proxies
You may revoke your proxy at any time before voting is declared closed at the Annual Meeting. You may revoke your proxy by sending a signed proxy card with a later date before voting is declared closed or by voting online during the Annual Meeting. You may also revoke your proxy by voting a new proxy by telephone or Internet or by providing written notice of revocation to the Corporate Secretary, Cohen & Steers, Inc., 1166 Avenue of the Americas, New York, New York 10036.
If your proxy is not properly revoked, we will vote your shares as indicated in your most recent valid proxy.
Required Vote
The presence or representation by proxy of the holders of a majority in voting power of the company’s common stock issued and outstanding and entitled to vote at the Annual Meeting is necessary to constitute a quorum. Abstentions and shares represented by “broker non-votes” that are present and entitled to vote at the Annual Meeting are counted for purposes of determining a quorum. A broker non-vote occurs when a nominee holding shares for a beneficial owner does not have discretionary voting power for a proposal and has not received instructions from the beneficial owner but has submitted a proxy with respect to a discretionary matter. Under current New York Stock Exchange (“NYSE”) rules, if you do not instruct your broker how to vote with respect to Items 1 (election of directors) or 3 (approval of the compensation of the company’s named executive officers), your broker may not vote your shares with respect to such proposals. There cannot be any broker non-votes with respect to Item 2 (ratification of the company’s independent registered public accounting firm) because brokers have discretion under the NYSE rules to vote uninstructed shares on such proposals.
With respect to Item 1 (election of directors), in an uncontested election of directors, to be elected, a director nominee must receive a majority of the votes cast by holders of the company’s common stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors (a “majority vote”). Abstentions and broker non-votes are not counted as votes “for” or “against” a director nominee and will have no effect on the outcome of the election. In a contested election of directors, to be elected, a director nominee must receive a plurality of the votes cast by holders of the company’s common stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors. Under the company’s amended and restated by-laws (the “by-laws”), a “contested election” is an election in which, as of the tenth day preceding the date the company first transmits the notice of meeting for such annual meeting to its shareholders or at any time thereafter, the number of nominees for director is greater than the number to be elected.
In order to be nominated for re-election at the annual meeting, each incumbent director has agreed to resign upon acceptance of such resignation by the Board if such director does not receive a majority of the votes cast in an uncontested election. The Board must accept or reject such resignation within 90 days following certification of the shareholder vote.
If a director’s resignation is not accepted by the Board, such director will continue to serve until the next annual meeting of shareholders and until such director’s successor is duly elected and qualified or until such director’s earlier death, resignation or removal. If the Board accepts a director’s resignation, or if a nominee for director is not elected and the nominee is not an incumbent director, then the Board, in its sole discretion, may either (i) fill the resulting vacancy pursuant to the by-laws or (ii) decrease the size of the Board to eliminate the vacancy.
The affirmative vote of the holders of a majority in voting power of the company’s outstanding common stock present in person or represented by proxy at the Annual Meeting and entitled to vote on such matters is required to approve Item 2 (ratification of the company’s independent registered public accounting firm) and Item 3 (approval of the compensation of the company’s named executive officers). If you abstain from voting on Items 2 or 3, it will have the same effect as a vote against the proposal. Broker non-votes will have no effect on the outcome of Item 3. Items 2 and 3 are advisory in nature and are non-binding.
Cost of Proxy Solicitation
We will pay the expenses of soliciting proxies. Proxies may be solicited in person or by mail, telephone, facsimile or other electronic transmission by our directors, officers and employees, without additional compensation. We will reimburse brokers and other custodians, nominees and fiduciaries that forward soliciting materials to beneficial owners of stock held of record by such entities.
List of Shareholders
A list of all shareholders of record entitled to vote at the Annual Meeting will be available for a period of 10 days ending on the day before the Annual Meeting date at the company’s corporate headquarters between the hours of 8:45 a.m. and 4:30 p.m. New York time. You may schedule an appointment to review the list of shareholders by contacting our Corporate Secretary at Cohen & Steers, Inc., 1166 Avenue of the Americas, New York, New York 10036 or (212) 832-3232.
Householding
In order to reduce printing and postage costs, we have undertaken an effort to deliver a single copy of the proxy materials to multiple shareholders of record sharing an address. This delivery method, called “householding,” will not be used if we receive contrary instructions from one or more of the shareholders sharing an address. If your household received a single copy of the proxy materials, we will promptly deliver a separate copy of these materials to any shareholder who sends a written request to the Corporate Secretary, Cohen & Steers, Inc., 1166 Avenue of the Americas, New York, New York 10036. Requests may also be directed to the Corporate Secretary at (212) 832-3232. If your household receives multiple copies of the proxy materials, and you wish to request delivery of a single copy, you may contact our Corporate Secretary as set forth above. Even if householding is used, a separate proxy card will be provided to each shareholder of record. Each proxy card should be signed, dated and returned to the company.
Voting Results
Broadridge Financial Solutions, Inc. (“Broadridge”) will act as the company’s inspector of election and independent tabulating agent. We will publish the voting results in a Current Report on Form 8-K, which will be filed with the SEC within four business days of the Annual Meeting.
Confidentiality of Voting
We keep all proxies, ballots and voting tabulations confidential. However, we permit Broadridge to examine these documents. We have instructed Broadridge to forward us any written comments included in a proxy card.

Annual Report
We make available free of charge on our website at www.cohenandsteers.com, under “Company–Investor Relations–SEC Filings,” our Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and any amendments thereto, as soon as reasonably practicable after such material is electronically filed with, or furnished to, the SEC. In addition, we will provide free of charge to each shareholder upon written request a copy of our Annual Report on Form 10-K for the year ended December 31, 2025 (including our consolidated financial statements, schedules and list of exhibits) and any amendments thereto. Requests for copies should be addressed to the Corporate Secretary, Cohen & Steers, Inc., 1166 Avenue of the Americas, New York, New York 10036. Requests may also be directed to the Corporate Secretary at (212) 832-3232. Copies can also be accessed electronically on the SEC’s website at www.sec.gov. The company’s Annual Report on Form 10-K for the year ended December 31, 2025 and the company’s 2025 annual report to shareholders are not part of the proxy solicitation materials.

ITEM ONE
ELECTION OF DIRECTORS
The company’s amended and restated certificate of incorporation and the by-laws provide that the Board will consist of that number of directors as determined from time to time by resolution of the Board. The number of directors is currently fixed at nine. Acting upon the recommendation of the Nominating and Corporate Governance Committee (the “Nominating Committee”), the Board has nominated the nine individuals listed below for election as directors to hold office until the next annual meeting of shareholders and the election and qualification of their successors. All such nominees are currently directors of the company.
The proxies solicited hereby, unless directed to the contrary therein, will be voted “FOR” the nine director nominees. All nominees have consented to being named in this proxy statement and to serve if elected. The Board has no reason to believe that any nominee will be unavailable or unable to serve as a director, but if for any reason any nominee is unavailable or unable to serve, the shares represented by all valid proxies will be voted by the person(s) acting under said proxy in accordance with the recommendation of the Board.
Nominee Information
When considering director nominees, the Board and the Nominating Committee consider each nominee’s experience, qualifications, attributes and skills.
•With respect to Messrs. Cohen and Steers, the Board considered their knowledge and many years of experience with the company and their founding of the company in 1986.
•With respect to Mr. Harvey, the Board considered his extensive investment experience and many years leading the company in senior positions, including as its chief executive officer.
•With respect to Dr. Aggarwal, the Board considered her expertise relating to corporate governance, capital raising, global financial markets and securities market regulation.
•With respect to Mr. Connor, the Board considered his experience in the investment banking industry where he advised companies across a wide range of industries as well as his experience as chief financial officer of a publicly traded company.
•With respect to Ms. Dolly, the Board considered her management experience within the financial services industry, including her former role as chief executive officer of a large clearing platform, as well as her service on boards of directors within the fund and advisor industry.
•With respect to Ms. Smith, the Board considered her extensive management experience at a financial services company and her expertise in human resources matters, broad administrative and organizational oversight and personnel management.
•With respect to Ms. Wilson Thissen, the Board considered her background within the wealth management industry and experience as a public company executive, including as the general counsel of a large publicly traded company.
•With respect to Dr. Villani, the Board considered his background in the investment management industry, including his experience as the chief executive officer of a large global investment management firm.
Set forth below are the names of each director nominee, their ages and positions with the company, the years they became directors and their biographical information.

Name	Age	Position
Martin Cohen	77	Chairman of the board of directors and director
Robert H. Steers	73	Executive chairman and director
Joseph M. Harvey	62	Chief executive officer and director
Reena Aggarwal	68	Director
Frank T. Connor	66	Director
Lisa Dolly	60	Director
Dasha Smith	52	Director
Karen Wilson Thissen	59	Director
Edmond D. Villani	79	Director

Martin Cohen, a director since August 2004, is the chairman of the Board. Mr. Cohen served with Mr. Steers as the company’s co-chief executive officer and co-chairman until 2014 and then served as executive chairman until his retirement from the company in February 2016. Prior to co-founding the firm in 1986 with Mr. Steers, Mr. Cohen was a senior vice president and portfolio manager at National Securities and Research Corporation from 1984 to 1986, where, in 1985, he and Mr. Steers organized and managed the nation’s first real estate securities mutual fund. From 1976 to 1981, Mr. Cohen was a vice president at Citibank, where, in 1980, he organized and managed the Citibank Real Estate Stock Fund. Mr. Cohen is a former member of the board of governors of the National Association of Real Estate Investment Trusts. Mr. Cohen has a BS degree from the City College of New York and an MBA degree from New York University.

Robert H. Steers, a director since August 2004, is the company’s executive chairman and is the executive chairman of Cohen & Steers Capital Management, Inc. Mr. Steers served with Mr. Cohen as the company’s co-chief executive officer and co-chairman until 2014 and then served as the company’s chief executive officer until 2022. Prior to co-founding the firm in 1986 with Mr. Cohen, Mr. Steers was a senior vice president and the chief investment officer of National Securities and Research Corporation from 1982 to 1986, where, in 1985, he and Mr. Cohen organized and managed the nation’s first real estate securities mutual fund. From 1977 to 1982, Mr. Steers was a vice president at Citibank, serving as an analyst and portfolio manager of Citibank’s Emerging Growth Stock Fund. Mr. Steers serves as chairman of the board of directors of Cohen & Steers Income Opportunities REIT, Inc. Mr. Steers is Chairman of the Executive Committee of the Steers Center for Global Real Estate and is a member of the Endowment Investment Committee of Georgetown University. Mr. Steers previously served as a Vice President of Cohen & Steers Securities, LLC until 2022 and as director and chairman of each of the company’s U.S. registered open-end and closed-end funds until 2021. Mr. Steers has a BS degree from Georgetown University and an MBA degree from George Washington University.

Joseph M. Harvey, a director since August 2019, is the company’s chief executive officer and is the chief executive officer of Cohen & Steers Capital Management, Inc. Joining the company in 1992 as a REIT analyst, Mr. Harvey subsequently served as a portfolio manager from 1998 to 2016, as chief investment officer from 2003 to 2019 and as president from 2003 to 2024. He has served as the company’s chief executive officer since 2022. Mr. Harvey also served as the company’s acting chief executive officer from February 2021 until June 2021. Prior to that, Mr. Harvey was a vice president with Robert A. Stanger Co., where for five years he was an analyst specializing in real estate, oil and gas and related securities for the firm’s research and consulting activities. Mr. Harvey also serves on the boards of directors of Cohen & Steers Income Opportunities REIT, Inc. and Cohen & Steers Capital Management, Inc., and as a director and chairman of each of the company’s U.S. registered open-end funds, closed-end funds and exchange-traded funds. Mr. Harvey has a BSE degree from Princeton University.

Reena Aggarwal, a director since November 2016, is the Robert E. McDonough Professor of Finance and Director of the Psaros Center for Financial Markets and Policy at Georgetown’s McDonough School of Business. Until July 2020, Dr. Aggarwal was the Vice Provost for Faculty at Georgetown University and has held various positions, including Interim Dean and Deputy Dean of the McDonough School of Business. She has been on Georgetown’s faculty since 1986. Her focus is in the areas of corporate governance, capital raising, IPOs, institutional investors, private equity, digital assets, global financial markets and securities market regulation. Dr. Aggarwal has received several research awards, including the 2015 BlackRock-National Association of Corporate Directors Global Challenge for Innovation in Corporate Governance Award. Dr. Aggarwal also serves on the boards of directors of Dimensional Fund Advisors’ U.S. mutual funds and exchange-traded funds (multiple investment companies), where she is a member of the respective audit committees and the nominating committees, and Nuveen Churchill BDC, where she is a member of the audit committee and the nominating committee. She is a former member of the boards of directors of NYLIM IndexIQ and Brightwood Capital Advisors, L.P. She received a Ph.D. in finance from the University of Maryland and a Master of Management Studies from BITS Pilani, India.

Frank T. Connor, a director since March 2014, served as executive vice president and chief financial officer of Textron Inc. from 2009 to 2025. Before joining Textron, Mr. Connor was a managing director and head of telecom investment banking at Goldman Sachs & Co. from 2003 to 2008. Prior to that, he served as chief operating officer of telecom, technology and media investment banking at Goldman Sachs from 1998 to 2003. Mr. Connor joined the corporate finance department at Goldman Sachs in 1986 and became a vice president in 1990 and a managing director in 1996. He currently serves as a director of FM, a Rhode Island-headquartered mutual insurance company. Mr. Connor has a BA degree in business from the University of Notre Dame and an MBA degree from the University of Chicago.

Lisa Dolly, a director since August 2024, served as Chief Executive Officer of Pershing LLC, a subsidiary of The Bank of New York Mellon Corporation, until 2019 and as its Chairman until 2020. She previously served in several leadership positions with Pershing LLC, including as Chief Operating Officer from 2013 to 2016 until her appointment as Chief Executive Officer, Head of Managed Investments from 2011 to 2013, Chief Administrative Officer from 2009 to 2011 and Head of Global Operations from 2005 to 2009. Ms. Dolly also serves on the board of directors of Allfunds Group plc, where she is independent vice chair and the chair of the remuneration appointments and governance committee, and on the board of directors of the private company The RBB Fund, where she is chair of the contract committee and a member of the risk and operational committee. Ms. Dolly previously served on the boards of directors of Pershing LLC from 2013 to 2019 and the Securities Industry Financial Markets Association from 2016 to 2019, and on the board of directors of the private company Hightower Advisors, LLC. Ms. Dolly has a BA degree from Rutgers University.

Dasha Smith, a director since November 2019, is the Executive Vice President, Chief Administrative Officer for the National Football League (NFL). In this role, Ms. Smith is a member of the NFL executive operating committee and leads people operations and strategy (HR), technology, data and analytics, diversity and inclusion, social responsibility, and league office administration. Before joining the NFL in 2019, Ms. Smith was Executive Vice President, Global Chief Human Resources Officer for Sony Music Entertainment, a leading music, entertainment, and technology company. Prior to joining Sony in 2018, she served as Managing Director and Global Chief Human Resources Officer at GCM Grosvenor, a global alternatives investment firm. Ms. Smith previously held senior leadership roles at Time Inc. and was in private practice as a corporate lawyer early in her career. She serves on the board of directors of CAPTRUST, a privately held company, as well as non-profit educational and arts organizations. She previously served on the board of directors of Northern Star Investment Corp. III, a special purpose acquisition company, from 2021 until 2023. Ms. Smith has a BA degree from Georgetown University and a JD degree from the University of Virginia.

Karen Wilson Thissen, a director since November 2024, has served as General Counsel and Secretary of General Mills, Inc. since 2022. Prior to joining General Mills, she spent 17 years at Ameriprise Financial, Inc., serving in roles of increasing responsibility, including most recently as Executive Vice President and General Counsel from 2017 to 2022, and Executive Vice President and Deputy General Counsel from 2014 to 2017. Before joining Ameriprise Financial, Inc., she was a partner at the law firm of Faegre & Benson LLP (now Faegre Drinker Biddle & Reath LLP). She has served on the Board of Advisors of the Georgetown University McDonough School of Business since 2025. She previously served on the boards of directors of Columbia Threadneedle Investments (EMEA APAC), a subsidiary of Ameriprise Financial, from 2017 to 2022 and Northside Achievement Zone, a nonprofit organization. Ms. Wilson Thissen has a BS degree from Georgetown University and a JD degree from the University of Chicago.

Edmond D. Villani, a director since August 2004, served as vice chairman of Deutsche Asset Management, North America until December 31, 2005. Between 1997 and 2002, he was the chief executive officer of Scudder, Stevens & Clark, Inc. and its successor entities. Dr. Villani is the former chairman of the board of Georgetown University and a former trustee of the Colonial Williamsburg Foundation, where he served as chair of the investment committee. Dr. Villani has a BA degree in mathematics from Georgetown University and a Ph.D. degree in economics from the University of Pennsylvania.

Recommendation of the Board
The Board recommends a vote “FOR” each of the nine director nominees.

CORPORATE GOVERNANCE
We regularly monitor legal and regulatory developments and review our corporate governance policies, processes and practices to respond to any such developments. We have sought to be a model of corporate governance by having an active and fully engaged Board, aligning compensation of senior leaders with shareholder and client interests and enforcing the highest compliance standards. Our corporate governance policies, processes and practices are designed to ensure that the leadership of our business meets our stated vision and goals. We seek to align the interests of the Board and management with those of our shareholders, while demonstrating the highest levels of ethical conduct.
Corporate Governance Guidelines
The Board has adopted Corporate Governance Guidelines that address the following: (i) director qualification standards, including guidelines for determining independence; (ii) director responsibilities; (iii) director access to management and, as appropriate, independent advisors; (iv) director compensation; (v) director orientation and continuing education; (vi) management succession; and (vii) annual performance evaluations of the Board. The Corporate Governance Guidelines are available on the company’s website at www.cohenandsteers.com under “Company–Investor Relations–Corporate Governance.”
Code of Business Conduct and Ethics
The Board has adopted a Code of Business Conduct and Ethics that applies to the company’s directors, officers and employees and which addresses: (i) conflicts of interest; (ii) corporate opportunities; (iii) confidentiality of information; (iv) fair dealing; (v) protection and proper use of company assets; (vi) compliance with laws, rules and regulations (including insider trading laws); and (vii) reporting illegal or unethical behavior. The Board has also adopted a Code of Ethics for Senior Financial Officers that is designed to promote honest and ethical conduct and compliance with applicable laws, particularly as it relates to the maintenance of the company’s financial books and records and the preparation of its financial statements. The Code of Business Conduct and Ethics and the Code of Ethics for Senior Financial Officers are available on the company’s website at www.cohenandsteers.com under “Company–Investor Relations–Corporate Governance.” As required by applicable SEC rules and the NYSE listing standards, the company will promptly disclose any substantive changes in, or waivers of, the Code of Ethics for Senior Financial Officers and any waiver of the Code of Business Conduct and Ethics granted to its directors and executive officers on the company’s website at www.cohenandsteers.com under “Company–Investor Relations–Corporate Governance.”
Shareholders are encouraged to visit “Investor Relations” in the “Company” page of our website at www.cohenandsteers.com for additional information about the Board and its committees and corporate governance at the company.
Insider Trading Policy
The company has adopted Policies and Procedures for Transacting in Securities of Cohen & Steers, Inc. (the “Insider Trading Policy”). The Insider Trading Policy governs the purchase, sale and other dispositions of the company’s securities by the company and its directors, officers and employees, is designed to promote compliance with insider trading laws, rules and regulations and includes procedures designed to further the foregoing purpose. The Nominating Committee is responsible for the review and approval of the Insider Trading Policy.
Director Independence Determination
Under the NYSE listing standards, a director is not considered independent unless the Board affirmatively determines that such director does not have a “material relationship” with the company, either directly or as a partner, shareholder or officer of an organization that has a relationship with the company. In addition, the NYSE has adopted five bright-line independence tests. Each of these tests describes a specific set of circumstances that prohibit a director from being considered independent from the company’s management. For example, a director who is an employee of the company, or whose immediate family member is an executive officer of the company, is not considered to be independent until three years following the end of the employment relationship. The other bright-line independence tests address circumstances involving: (i) the receipt of more than $120,000 per year in direct compensation from the company, except for certain permitted payments such as director fees; (ii) employment by, or affiliations with, the company’s current or former internal or external auditors; (iii) interlocking directorates; and (iv) certain business relationships involving companies that make payments to, or receive payments from, the company above specified annual thresholds. For more information about the NYSE’s bright-line director independence tests, including the NYSE commentary explaining the application of these tests, please go to the NYSE’s website at www.nyse.com.
The NYSE’s director independence requirements are designed to increase the quality of board oversight at listed companies and to lessen the possibility of damaging conflicts of interest. However, the NYSE listing standards do not define every relationship that may be considered material for purposes of determining a director’s independence from management. Material relationships may include commercial, industrial, banking, consulting, legal, accounting, charitable and familial relationships, among others. As the concern is a director’s independence from management, the NYSE does not consider the ownership of a significant amount of stock, by itself, to preclude an independence finding.
At its meeting on February 26, 2026, the Board made a determination on the independence of each director nominee. The Board determined that each of Dr. Aggarwal, Mr. Connor, Mses. Dolly, Smith and Wilson Thissen, and Dr. Villani do not have a material relationship with the company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the company) and are independent under the NYSE listing standards and applicable SEC rules. In addition, the Board previously determined at its meeting on February 22, 2024, that former directors Peter L. Rhein and Richard P. Simon, each of whom retired from the Board on February 20, 2025, did not have a material relationship with the company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the company) and were independent under the NYSE listing standards and applicable SEC rules. In addition, the Board considered, but did not believe to be material, that some members of the Board are or are considering becoming investors in certain funds and accounts that the company manages. Finally, the Board determined that each of Messrs. Cohen, Steers and Harvey are not independent. None of the directors participated in the determination of their own independence.
Director Nomination Process
The company’s Corporate Governance Guidelines contain director selection criteria that apply to director nominees, and the Nominating Committee ensures that each director nominee satisfies those criteria at a minimum. The Corporate Governance Guidelines provide that the Board, with the assistance of the Nominating Committee, seek candidates that, at a minimum, possess strength of character and demonstrate mature judgment, independence of thought and an ability to work collegially, and represent a diversity of experience, skills and background. Each director must be qualified and able to represent the interests of all the company’s shareholders.
Prior to nominating a new director candidate, the Nominating Committee considers the collective experience of the existing Board members and considers and evaluates the background and qualifications of each director candidate and the extent to which such background and qualifications may benefit the company based on the size and composition of the Board at the time. Based on that evaluation, the Nominating Committee will nominate individuals who it believes will strengthen the Board’s ability to serve the company’s shareholders as a result of their experience and expertise.
The Board believes that diversity is an important component of a board of directors, including diversity of background, skills, experience, gender, race and ethnicity.
•The Nominating Committee is committed to including, in the initial list of candidates from which new director nominees are chosen by the Board, candidates with a diversity of gender, race and/or ethnicity.
•The Board selects candidates on the basis of qualifications and experience without discriminating on the basis of race, color, national origin, gender, sex, sexual preference or religion.
•When identifying director nominees, the Nominating Committee seeks qualified and experienced candidates with backgrounds that support a balance of knowledge, experience, skills, expertise and diversity appropriate for the Board as a whole.

When vacancies on the Board exist or are expected, or a need for a particular expertise has been identified, the Nominating Committee may seek recommendations for director candidates from current directors and management and/or engage a search firm to assist in identifying director candidates.
The Nominating Committee will also consider properly submitted shareholder recommendations for director candidates under the same procedure used for considering director candidates recommended by current directors and management. Shareholder recommendations for director candidates should be addressed to the Corporate Secretary, Cohen & Steers, Inc., 1166 Avenue of the Americas, New York, New York 10036 and should include:
•the candidate’s name and specific qualifications to serve on the Board; and
•documentation evidencing the recommending shareholder’s ownership of shares of the company’s common stock, including the number of shares owned and the length of time of such ownership.
When a potential director candidate has been identified, the Nominating Committee will review publicly available information about such candidate to assess whether or not the candidate warrants further consideration. If the Nominating Committee determines that a candidate warrants further consideration, the chair of the Nominating Committee or a designee will contact the potential candidate. In general, if a potential candidate expresses a willingness to be considered and to serve on the Board, the Nominating Committee will request additional information from the candidate and review such candidate’s experience and qualifications. All nominees for election to our Board at the Annual Meeting are standing for re-election.
Board Composition
We believe the company’s Board members collectively possess diverse backgrounds, knowledge, expertise and experience in the disciplines that impact our business.
Of the full Board, four members (44%) self-identify as female and two members (22%) self-identify as racially/ethnically diverse. Of the Audit, Compensation and Nominating Committees of the Board, four members (66%) of each such committee self-identify as female and two members (33%) as racially/ethnically diverse. Racial/ethnic diversity refers to the following: Asian; Black or African American; Hispanic or Latin American; Indian or South Asian; Middle Eastern or North African; Native American or Alaska Native; Native Hawaiian or Other Pacific Islander; or Two or More Races/Other.
Board Oversight of Risk Management
The company operates in a highly-regulated industry. The Board’s role in managing the company’s risk is one of informed oversight. The Board assists management in shaping the company’s overall risk philosophy and works with management to set the “tone at the top” such that prudent mitigation of risk is incorporated into business decision-making at the company. We have developed compliance programs overseen by our global chief compliance officer (who reports to our general counsel) that are designed to monitor risks and to detect and reasonably prevent wrongdoing by employees across the company and its subsidiaries. In addition, we have an enterprise risk management committee that is responsible for developing an integrated approach and process for managing the company’s risks.
The Board is regularly informed about the most significant risks affecting the company and assesses the appropriateness of management’s responses to such risks. The Board’s oversight of risk management includes, among other things:
•regularly communicating with management regarding actual and potential risks to the company arising from its operating environment;
•meeting with members of the company’s information technology department and other key personnel to review significant operational issues or findings, to assess information security (including cybersecurity, artificial intelligence (“AI”) and data privacy) risks and to evaluate the status of the company’s cybersecurity efforts, which include a broad range of tools and training initiatives that are designed to work together to protect the data and systems used in the company’s business;

•conferring with the company’s global chief compliance officer and other members of management to oversee risks and opportunities related to AI; and
•together with the Nominating Committee, periodically reviewing and confirming the propriety of the company’s executive succession and management continuity plans, designed to provide leadership stability and predictability in the event of any anticipated or unanticipated transition or succession in a senior executive position and its ability to immediately execute any such plans to ensure continuity of senior leadership in the event any executives became unable to perform their duties for an extended time for any reason.
Each committee of the Board also has responsibility for evaluating and providing oversight of certain risks.
The Audit Committee plays a key role in oversight of the company’s financial risk management function. The Audit Committee’s oversight of risk management includes, among other things:
•regularly conferring with management and, as appropriate, the company’s internal and external auditors, on several topics, including the financial, legal, operational, information security (including cybersecurity and data privacy risks) and regulatory risks affecting the company and related risk mitigation efforts;
•reviewing and discussing with management any related party transactions;
•reviewing certain of the company’s insurance coverage, including directors and officers (D&O) insurance and coverage for losses relating to cybersecurity incidents impacting the company, and recommending the appropriate level of coverage;
•receiving reports from our global chief compliance officer or our general counsel regarding our enterprise level risks and regularly communicating with management regarding actual and potential risks to the company arising from its operating environment; and
•reviewing and discussing with management material breaches of the company’s codes of conduct.
The Compensation Committee’s oversight of risk management includes, among other things:
•overseeing the management of risks relating to the company’s compensation practices and programs, including whether any such practices or programs encourage excessive risk taking; and
•overseeing the company’s compliance with applicable laws and regulations with respect to compensation matters.
The Nominating Committee’s oversight of risk management includes, among other things:
•assessing the independence and possible conflicts of interest of members of the Board and the company’s executive officers, and whether any director candidate has special interests or a specific agenda that would impair such director’s ability to effectively represent the interests of all shareholders;
•together with the Board, periodically reviewing and confirming the propriety of the company’s executive succession and management continuity plans, designed to provide leadership stability and predictability in the event of any anticipated or unanticipated transition or succession in a senior executive position and its ability to immediately execute any such plans to ensure continuity of senior leadership in the event any executives became unable to perform their duties for an extended time for any reason; and
•establishing and reviewing policies and procedures pertaining to transactions in the company’s securities by its directors, officers and employees.
Board Leadership Structure
The roles of chairman of the board of directors and chief executive officer have been separated since 2014. We believe this leadership structure is appropriate for the company and is in the best interests of its shareholders because it allows the non-executive chairman to focus on leading the Board while allowing the chief executive officer to focus on the day-to-day management of the company and execution of the company’s strategic initiatives and business plan.

The Board does not have a lead independent director. Given the size of the Board, the Board and the Nominating Committee do not believe that there is currently a need for a lead independent director because of the majority independent composition of the Board, the strong leadership and contributions of the company’s independent directors and the effectiveness of the company’s current corporate governance structure and processes. In addition, the Board and the Nominating Committee do not believe that Mr. Cohen’s ability to provide effective leadership and oversight as our non-executive chairman is impaired by his relationship to the company.
Executive Sessions
Executive sessions of the non-management directors are held in conjunction with each regularly scheduled quarterly Board meeting. The independent non-management directors hold at least one executive session per year excluding any non-independent directors. Mr. Cohen chairs the executive sessions attended by all non-management directors, and executive sessions of only the independent directors are chaired by one of the independent directors on a rotational basis.
Communications with the Board
Shareholders and other interested parties may contact the Board, any committee of the Board or any individual director or group of directors, including the independent directors, by mail or email. Correspondence can be sent to Cohen & Steers, Inc., 1166 Avenue of the Americas, New York, New York 10036 or emailed to boardcommunications@cohenandsteers.com.
A member of the company’s Legal Department will open all correspondence addressed to the Board, any committee of the Board or any director to ensure correspondence is appropriately directed. All correspondence that is not an advertisement, promotion of a product or service or patently offensive will promptly be sent to the addressee. If a complaint or concern involves accounting, internal accounting controls or auditing matters, the correspondence will be directed to the chair of the Audit Committee and handled in accordance with procedures established by the Audit Committee with respect to such matters.

BOARD MEETINGS AND COMMITTEES
The Board has three standing committees: the Audit Committee, the Compensation Committee and the Nominating Committee. The current charters for each committee are available on the company’s website at www.cohenandsteers.com under “Company–Investor Relations–Corporate Governance.”
The Audit Committee
The Audit Committee is currently composed of Mr. Connor (chair), Mses. Dolly, Smith and Wilson Thissen, Dr. Aggarwal and Dr. Villani, each of whom is independent under the NYSE listing standards and the company’s Corporate Governance Guidelines, and satisfies the independence requirements of Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), pertaining to Audit Committee membership. Rule 10A-3 establishes listing standards related to audit committees, including with respect to: (i) the independence of audit committee members; (ii) the audit committee’s responsibility to select and oversee the independent registered public accounting firm; (iii) procedures for handling complaints regarding a company’s accounting practices; (iv) the audit committee’s authority to engage advisors; and (v) funding for the independent registered public accounting firm and any outside advisors engaged by the audit committee. The Board has determined that each of Mr. Connor, Dr. Aggarwal and Mses. Dolly and Smith qualifies as an “audit committee financial expert” as defined by SEC rules and that each of Mr. Connor, Dr. Aggarwal, Mses. Dolly, Smith and Wilson Thissen and Dr. Villani has accounting and related financial management expertise in accordance with the NYSE listing standards.
The Audit Committee’s primary purpose is to assist the Board with its oversight of: (i) the integrity of the company’s financial statements; (ii) the independent registered public accounting firm’s qualifications and independence; (iii) the company’s internal audit function; and (iv) the company’s compliance with applicable legal and regulatory requirements. The Audit Committee also prepares the audit committee report as required by SEC rules to be included in the company’s annual proxy statements.
The Audit Committee regularly holds separate sessions with the company’s management, internal auditors and independent registered public accounting firm.
The Compensation Committee
The Compensation Committee is currently composed of Mses. Smith (chair), Dolly and Wilson Thissen, Mr. Connor, Dr. Aggarwal and Dr. Villani, each of whom is independent under the NYSE listing standards and satisfies the independence requirements of Rule 10C-1 under the Exchange Act pertaining to Compensation Committee membership, and each is a “non-employee director” as defined in the applicable SEC rules. Rule 10C-1 establishes listing standards related to compensation committees, including with respect to (i) the independence of compensation committee members; (ii) the compensation committee’s authority to retain compensation consultants, independent legal counsel and other compensation advisors; (iii) funding for the independent compensation consultant and other outside advisors engaged by the compensation committee; and (iv) independence standards relating to any compensation consultant or other compensation advisor engaged by the compensation committee.
The Compensation Committee is responsible for overseeing the company’s compensation plans and programs and setting compensation for the company’s executive officers. The Compensation Committee has delegated authority (with certain limitations) to the chief executive officer to grant awards under the company’s Amended and Restated Stock Incentive Plan to employees who are not Section 16 officers. For additional information on the Compensation Committee’s responsibilities, see “Executive Compensation–Compensation Discussion and Analysis.”
The Nominating Committee
The Nominating Committee is currently composed of Dr. Aggarwal (chair), Mr. Connor, Mses. Dolly, Smith and Wilson Thissen and Dr. Villani, each of whom is independent under the NYSE listing standards. The Nominating Committee is responsible for: (i) assisting the Board in identifying qualified director candidates; (ii) recommending to the Board the director nominees to be elected at annual meetings of shareholders; (iii) recommending to the Board nominees for each committee of the Board; (iv) overseeing executive succession planning and making related recommendations to the Board; (v) recommending to the Board corporate governance guidelines applicable to the company; and (vi) overseeing the Board’s annual evaluation.
Meetings
The Board met six times in 2025. In 2025, the committees of the Board held the following number of meetings: Audit Committee – eight meetings; Compensation Committee – six meetings; and Nominating Committee – two meetings. During 2025, each director attended at least 75% of the meetings of the Board and each committee on which such director served during the period for which he or she served.
The Board believes that it is important for shareholders to have the opportunity to meet and talk to the independent directors. Therefore, the Board generally schedules a board meeting in conjunction with our annual meeting of shareholders and expects directors, absent valid reasons, to attend the annual meeting of shareholders. All members of the Board attended the 2025 annual meeting of shareholders.
Director Compensation
The Nominating Committee reviews and recommends to the Board the compensation of the company’s non-management directors. The Nominating Committee generally reviews director compensation every two years to help ensure that director compensation remains competitive. As part of its review, the Nominating Committee consults with McLagan Partners (“McLagan”) to determine the reasonableness and adequacy of the company’s non-management director compensation.
Currently, the non-management directors receive an annual retainer of $210,000 ($100,000 of which is payable quarterly in cash and $110,000 of which is payable quarterly in restricted stock units). The restricted stock units are granted under the company’s Amended and Restated Stock Incentive Plan and are 100% vested on the grant date and delivered on the third anniversary of the grant date. Any fractional shares are paid in cash. Non-management directors are paid in cash when the company pays dividends on its common stock.
In addition, the chairman of the Board receives an annual cash retainer of $180,000; the chair of the Audit Committee receives an annual cash retainer of $15,000; the chair of the Compensation Committee receives an annual cash retainer of $7,500; and the chair of the Nominating Committee receives an annual cash retainer of $5,000. Members of the Audit Committee (including the committee chair) receive an annual cash retainer of $15,000; members of the Compensation Committee (including the committee chair) receive an annual cash retainer of $7,500; and members of the Nominating Committee (including the committee chair) receive an annual cash retainer of $5,000. All retainers are payable quarterly in arrears.
Our directors and officers have the opportunity to co-invest in certain funds or investment vehicles for which the company serves as advisor without being subject to management fees or carried interest.
Non-management directors are reimbursed for reasonable travel and related expenses associated with attendance at in-person Board and committee meetings as well as reasonable expenses for continuing education programs related to their role as members of the Board.
Non-management directors are not paid additional fees for attending, either in person or telephonically, individual meetings of the Board or its committees. Compensation for participation in such meetings is included in the annual retainers as described above. Other than Mr. Cohen, the company’s non-management directors do not receive any fees or compensation from the company other than compensation for serving as a director.
Messrs. Steers and Harvey are currently executive officers of the company and do not receive additional compensation for serving as directors. Mr. Steers is not a named executive officer for fiscal 2025.

The following table sets forth the compensation paid by the company to the non-management directors in fiscal 2025.
2025 Director Compensation

Name	Fees Earned or Paid in Cash ($)	Stock Awards(1)(2) ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Martin Cohen	280,046	109,916	—	—	—	324,984(3)	714,946
Reena Aggarwal	132,546	109,916	—	—	—	—	242,462
Frank Connor	142,546	109,916	—	—	—	—	252,462
Lisa Dolly	127,546	109,916	—	—	—	—	237,462
Peter Rhein(4)	18,127	42,958	—	—	—	—	61,085
Richard Simon(4)	18,127	42,958	—	—	—	—	61,085
Dasha Smith	135,046	109,916	—	—	—	—	244,962
Karen Wilson Thissen	127,546	98,867	—	—	—	—	226,413
Edmond Villani	127,546	109,916	—	—	—	—	237,462
____________________________
(1)The amounts in this column reflect the aggregate grant date fair value of restricted stock units awarded in fiscal 2025, as computed using the average of the high and low price of the company’s common stock on the grant date in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation–Stock Compensation (“ASC Topic 718”).
(2)Includes 298 restricted stock units granted to each of Messrs. Cohen, Connor, Rhein and Simon, Dr. Aggarwal, Mses. Dolly and Smith and Dr. Villani and 178 restricted stock units granted to Ms. Wilson Thissen on January 2, 2025 having a grant date fair value of $27,439 and $16,390, respectively; 341 restricted stock units granted to each of Messrs. Cohen and Connor, Dr. Aggarwal, Mses. Dolly, Smith and Wilson Thissen and Dr. Villani on April 1, 2025 having a grant date fair value of $27,492; 360 restricted stock units granted to each of Messrs. Cohen and Connor, Dr. Aggarwal, Mses. Dolly, Smith and Wilson Thissen and Dr. Villani on July 1, 2025 having a grant date fair value of $27,491; and 423 restricted stock units granted to each of Messrs. Cohen and Connor, Dr. Aggarwal, Mses. Dolly, Smith and Wilson Thissen and Dr. Villani on October 1, 2025 having a grant date fair value of $27,493. The restricted stock units were 100% vested on the grant date and the underlying common stock will be delivered on the third anniversary of the grant date.

(3)The amount in this column represents (i) the employer portion of continued coverage under the company’s medical and dental plans for fiscal 2025 for Mr. Cohen and his spouse and dependents pursuant to the terms of Mr. Cohen’s employment agreement with the company and the letter agreement entered into with the company on February 20, 2025 and (ii) the reimbursement of certain fees paid in connection with filings made by Mr. Cohen pursuant to the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the “HSR Act”).
(4)Former directors Messrs. Rhein and Simon served as directors of the company during fiscal 2025 prior to their retirements, each of which was effective February 20, 2025. The amounts reported include 180 restricted stock units granted to each of Messrs. Rhein and Simon upon their retirement.

OWNERSHIP OF COHEN & STEERS, INC. COMMON STOCK
Principal Shareholders
As of March 5, 2026, our executive chairman, Robert Steers, and a member of his family beneficially owned or controlled approximately 23.5% of our outstanding common stock and our chairman of the Board, Martin Cohen, and a member of his family beneficially owned or controlled approximately 17.7% of our outstanding common stock. Such levels of ownership or control create the ability to meaningfully influence, among other things, the election of members of the Board and the outcome of corporate actions requiring shareholder approval.
Beneficial Ownership of Certain Shareholders, Directors and Executive Officers
The following securities ownership table sets forth certain information with respect to the beneficial ownership of the company’s common stock as of March 5, 2026 by: (i) each person who is known by the company to beneficially own more than 5% of the outstanding shares of the company’s common stock; (ii) each director; (iii) each executive officer named in the Summary Compensation Table; and (iv) all of the company’s directors and executive officers as a group.
Except as otherwise noted, each person exercises sole voting power or investment power over the shares of common stock beneficially owned by such person. The number of shares of common stock shown as beneficially owned by each director and executive officer was determined in accordance with SEC rules, and the information is not necessarily indicative of beneficial ownership for any other purpose and should not be interpreted as such. Beneficial ownership includes any shares of common stock as to which a person has sole or shared voting power or investment power and any shares of common stock that such person has the right to acquire within 60 days of March 5, 2026 through the exercise of any option, warrant or right, or the delivery of shares of common stock underlying restricted stock units.
As of March 5, 2026, there were 51,393,909 shares of our common stock outstanding. This amount does not include shares of common stock underlying outstanding restricted stock units granted by the company to its directors and employees.

Name(†)	Amount and Nature of Beneficial Ownership of Common Stock	Percent of Common Stock Outstanding	Amount of Restricted Stock Units Held(1)
BlackRock, Inc.(2)	4,225,009	8.4%	—
The Vanguard Group(3)	3,297,661	6.5%	—
Robert Steers(4)	11,972,922	23.5%	14,757
Martin Cohen(5)(6)	9,016,929	17.7%	4,173
Joseph Harvey(7)	1,469,411	2.9%	171,361
Edmond Villani(6)(8)	31,111	*	4,173
Frank Connor(6)	19,418	*	4,173
Reena Aggarwal(6)	12,448	*	4,173
Dasha Smith(6)	5,301	*	4,173
Lisa Dolly	—	—	2,003
Karen Wilson Thissen	—	—	1,738
Daniel Noonan(9)	1,407	*	34,408
Jon Cheigh(10)	77,781	*	91,935
Daniel Charles	—	—	27,675
Raja Dakkuri	2,877	*	—
Michael Donohue	10,299	*	21,713
Adam Derechin	509,844	1.0%	25,968
All directors and executive officers as a group (15 persons)(11)	23,161,369	45.4%	423,538
_____________________________________________________

†    The address for BlackRock, Inc. is 50 Hudson Yards, New York, NY 10001. The address for The Vanguard Group is 100 Vanguard Blvd., Malvern, Pennsylvania 19355. The address for each director and executive officer is c/o Cohen & Steers, Inc., 1166 Avenue of the Americas, New York, New York 10036. Except as otherwise noted below and subject to applicable community property laws, each person has sole voting and investment power with respect to the shares listed and may, from time to time, hold shares in accounts that have a margin feature.
*    The number of shares of common stock held by such person is less than 1% of the outstanding shares of common stock.
(1)Represents non-voting restricted stock units granted under the company’s Amended and Restated Stock Incentive Plan (other than those scheduled to settle within 60 days, which are instead reflected as common stock beneficially owned as described in footnote (6)).
Additional information related to awards of restricted stock units to the company’s named executive officers appears in the Compensation Discussion and Analysis.
(2)Amount and percentage of common stock beneficially owned has been obtained from a Schedule 13G filed on November 8, 2024 by BlackRock, Inc. Based solely on such filing, as of September 30, 2024, BlackRock had (i) shared voting power with respect to 0 shares of common stock, (ii) sole dispositive power with respect to 4,225,009 shares of common stock and (iii) shared dispositive power with respect to 0 shares of common stock.
(3)Amount and percentage of common stock beneficially owned has been obtained from a Schedule 13G/A filed on November 12, 2024 by The Vanguard Group. Based solely on such filing, as of September 30, 2024, Vanguard had (i) shared voting power with respect to 50,040 shares of common stock, (ii) sole dispositive power with respect to 3,216,988 shares of common stock and (iii) shared dispositive power with respect to 80,673 shares of common stock.
(4)Amount of common stock beneficially owned includes 7,147,497 shares held by the Robert H. Steers 2018 Revocable Trust, of which Mr. Steers and a member of his immediate family serve as trustees; 805,920 shares of common stock held by The Sunnyridge GST Exempt Family Trust, of which a member of Mr. Steers’ immediate family and an independent third party serve as trustees; 3,897,184 shares held by The Hilltop GST Non-Exempt Descendants’ Trust, of which a member of Mr. Steers’ immediate family and an independent third party serve as trustees; and 334 shares held by the Hamilton-Steers 2017 Trust FB Robert H. Steers, of which Mr. Steers and an independent third party serve as trustees. Mr. Steers disclaims beneficial ownership of the shares held by The Sunnyridge GST Exempt Family Trust and The Hilltop GST Non-Exempt Descendants’ Trust.
(5)Amount of common stock beneficially owned includes 8,071,461 shares of common stock held by the Martin Cohen 2018 Revocable Trust, of which Mr. Cohen and a member of his family serve as trustees.
(6)Amount of common stock beneficially owned includes 433 shares of common stock to be delivered on April 3, 2026 upon settlement of an equal number of restricted stock units.
(7)Amount of common stock beneficially owned includes 305,000 shares owned by a limited liability company, of which Mr. Harvey serves as investment manager. All of the interests in such limited liability company are held by a family trust.
(8)Amount of common stock beneficially owned includes 30,678 shares held by the Edmond Dennis Villani Revocable Trust, a revocable trust, of which Dr. Villani and a member of his family serve as trustees.
(9)Amount of common stock beneficially owned includes 895 shares held by the Daniel A. Noonan Revocable Trust, a revocable trust, of which Mr. Noonan and an immediate family member serve as trustees.
(10)Amount of common stock beneficially owned includes 77,170 shares held by the Jon Young Cheigh 2024 Revocable Trust, a revocable trust, of which Mr. Cheigh and an immediate family member serve as trustees.
(11)Amount of common stock beneficially owned includes an aggregate of 2,165 shares of common stock to be delivered on April 3, 2026 to certain non-management directors upon settlement of an equal number of restricted stock units.

OTHER EXECUTIVE OFFICERS
In addition to Messrs. Steers and Harvey, the following individuals are currently executive officers of the company:

Name	Age	Position
Brandon Brown	43	Executive vice president and chief human resources officer
Jon Cheigh	53	President and chief investment officer
Adam M. Derechin	61	Executive vice president and chief operating officer
Michael Donohue	50	Interim chief financial officer, senior vice president and controller
Daniel Noonan	47	Executive vice president and head of global distribution
Francis C. Poli	63	Executive vice president, general counsel and corporate secretary
Brandon Brown, executive vice president and chief human resources officer, oversees the company’s human resources department. Mr. Brown joined the company in 2013 as a senior human resources generalist and previously served as senior vice president, human resources from January 2020 to June 2023. Prior to joining the company, Mr. Brown held a variety of human capital management positions as a generalist at Goldman Sachs including managing the Global Analyst Program for the Investment Banking Division. Mr. Brown serves as executive vice president and chief human resources officer of Cohen & Steers Capital Management, Inc. Mr. Brown has a BA degree from the State University of New York at Buffalo.

Jon Cheigh, president and chief investment officer, leads the investment department. Mr. Cheigh joined the company in 2005 as a REIT analyst and has served as a portfolio manager since 2008. He was appointed chief investment officer in 2019 and as president in 2025, and served as head of global real estate from 2012 to 2023. Prior to joining the company, Mr. Cheigh was a vice president and senior REIT analyst at Security Capital Research & Management. Prior to that, he was a vice president of real estate acquisitions at InterPark and an acquisitions associate at Urban Growth Property Trust, two privately held real estate companies incubated by Security Capital Group. Mr. Cheigh serves as president and chief investment officer of Cohen & Steers Capital Management, Inc. Mr. Cheigh holds a BA degree cum laude from Williams College and an MBA degree from the University of Chicago.

Adam M. Derechin, CFA, executive vice president and chief operating officer, is responsible for the company’s investment administration and information technology departments, as well as all global corporate facilities. Prior to joining the company in 1993, he worked for the Bank of New England, where he supervised mutual fund accountants. Mr. Derechin serves as executive vice president and chief operating officer of Cohen & Steers Capital Management, Inc. and as a vice president of Cohen & Steers Securities, LLC. Mr. Derechin also serves as a director of each of the company’s U.S. registered open-end funds, closed-end funds and exchange-traded funds and as a director of Cohen & Steers SICAV and Cohen & Steers Ireland Limited. Mr. Derechin has a BA degree from Brandeis University and an MBA degree from the University of Maryland.

Michael Donohue, interim chief financial officer, senior vice president and controller has served as interim chief financial officer since October 2025 and as senior vice president and controller since May 2023. Prior to joining the company, he served in various positions at Hamilton Lane, a global private markets solutions provider, from 2008 until 2023, most recently as a managing director and corporate controller. Mr. Donohue’s experience also includes prior finance and accounting roles at PQ Corporation and KPMG LLP. Mr. Donohue has a BS degree in accounting from Pennsylvania State University and an MBA degree from Villanova University.

Daniel Noonan, executive vice president and head of global distribution, has led the company’s business development, client service and marketing efforts since November 2025. Mr. Noonan joined the company in June 2024 and served most recently as executive vice president, head of wealth management consulting group and previously as head of US wealth. Prior to joining the company, he served as a Senior Managing Director at Nuveen, a global investment manager, from 2022 until 2024. Mr. Noonan’s experience also includes prior wealth management roles at PIMCO, an investment management firm, from 2019 until 2022 and State Street Global Advisors from 2005 until 2018. Mr. Noonan has a BA degree from Boston College.

Francis C. Poli, executive vice president, general counsel and corporate secretary, oversees the company’s legal and compliance department. Prior to joining the company in 2007, Mr. Poli was managing director, chief legal officer and director of U.S. compliance for Allianz Global Investors. Prior to that, he served as vice president and assistant general counsel at J.P. Morgan & Co. and as an associate in the Securities Practice Group at Kelley Drye & Warren. Mr. Poli serves as the executive vice president, general counsel and secretary of Cohen & Steers Capital Management, Inc. and as chief legal officer of Cohen & Steers Income Opportunities REIT, Inc. Mr. Poli also serves as assistant secretary of each of the company’s U.S. registered open-end and closed-end funds, as a director of Cohen & Steers Asia Limited, Cohen & Steers UK Limited, Cohen & Steers Japan Limited, Cohen & Steers Singapore Private Limited and Cohen & Steers SICAV and as a director and president of Cohen & Steers Securities, LLC. Mr. Poli has a BA degree from Boston College and a JD from Pace University School of Law.
There are no family relationships between or among any of the company’s directors and executive officers.

EXECUTIVE COMPENSATION
Compensation Discussion and Analysis
Our 2025 Highlights
As we prepare to celebrate the 40th anniversary of Cohen & Steers in 2026, we recognize our firm’s growth and evolution as a global real assets manager. Over our history as a firm, we pioneered new ways to invest in the listed real estate markets, and we remain an industry leader in real assets and alternative income. We are committed to capitalizing on our position and delivering excess returns for our clients over the long term.
Focusing on 2025, global economic conditions remained volatile, driven by a number of factors such as tariffs, changes in monetary policy and geopolitical instability. Throughout the year, we maintained our focus on long-term results to navigate these challenges for clients and shareholders by leveraging our portfolio management expertise, disciplined risk management framework and prudent cost controls. We innovated for growth through the launch of our first active exchange-traded funds and the successful rights offering by the Cohen & Steers Infrastructure Fund. We believe the global macro environment remains favorable for our core strategies.
Throughout 2025, our board and executive committee – a group that collectively owned 46.28% of our outstanding shares as of December 31, 2025 – continued to focus on our core priorities to deliver investment excellence for our clients and strong overall total returns for our shareholders.
Investment performance. Our investment performance continued to be strong in 2025 relative to our benchmarks and we remained focused on delivering long-term results for our clients. In particular:
•In terms of relative performance, as measured by December 31, 2025 assets under management:
◦95% of our portfolios outperformed their benchmarks on a one-year basis.
◦96%, 97% and 99% of our portfolios outperformed their benchmarks on a three-, five- and ten-year basis, respectively.
•As of December 31, 2025, 90% percent of our U.S. open-end fund assets under management had 4- or 5-star Overall Morningstar Ratings.TM (1)
(1) © 2026 Morningstar, Inc. All Rights Reserved. The information contained herein: (i) is proprietary to Morningstar and/or its content providers; (ii) may not be copied or distributed; and (iii) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. See Appendix A for more information.
Key business objectives. We continued to achieve many of our business goals during 2025, including:
•We executed our product strategy plan, completing the successful launch of our first five active exchange-traded funds.
•We continued to develop our private real estate business, including with Cohen & Steers Income Opportunities REIT, Inc., which acquired several properties during 2025.
•We significantly progressed on our distribution initiatives and strategic plans for wealth, including by expanding coverage of the registered investment advisor (“RIA”) segment.
•We recruited talent and continued develop the knowledge, skills and experience of our workforce.
•We strengthened our corporate infrastructure.
Financial results. Our 2025 financial results as compared to fiscal 2024 were as follows:
•Revenues were $556.1 million in 2025, an increase of 7.5% relative to 2024.
•Operating margin was 32.0% (35.2% as adjusted(2)) in 2025, compared with 33.4% (35.4% as adjusted(2)) in 2024.
•Net income attributable to common stockholders was $2.97 per diluted share ($3.09 as adjusted(2)) in 2025, compared with $2.97 ($2.93 as adjusted(2)) in 2024.
•Our open-end and closed-end funds experienced organic growth during the year.
(2) The term “as adjusted” is used to identify non-GAAP financial information. See pages 31-32 of the Form 10-K, “Reconciliations of U.S. GAAP to As Adjusted Financial Results,” for reconciliations to the most directly comparable U.S. GAAP financial measures.

Our Compensation Committee’s fiscal 2025 executive pay decisions continued to reflect our long-term shareholder-oriented mindset, which balances the need to retain our senior leaders with the objective of delivering attractive long-term returns to our shareholders. Consistent with this approach and considering fiscal 2025’s strong investment, strategic and financial performance, our named executive officers’ fiscal 2025 total compensation generally increased versus 2024.
Overview
This Compensation Discussion and Analysis describes how our executive officers, including our named executive officers, are compensated.
Listed below are our named executive officers for fiscal 2025 and their current positions with the company.

Name	Position
Joseph Harvey	Chief executive officer
Raja Dakkuri*	Former executive vice president and chief financial officer
Michael Donohue*	Interim chief financial officer, senior vice president and controller
Jon Cheigh	President and chief investment officer
Daniel Charles†	Former executive vice president and head of global distribution
Daniel Noonan†	Executive vice president and head of global distribution
Adam Derechin	Executive vice president and chief operating officer
*Our fiscal 2025 named executive officers include both our current interim chief financial officer, Michael Donohue, who was appointed to such position effective October 17, 2025, and Raja Dakkuri, our former chief financial officer, who resigned from the company on such date.
† Our fiscal 2025 named executive officers include both our current head of global distribution, Daniel Noonan, who was appointed to such position effective November 13, 2025, and Daniel Charles, our former head of global distribution, who retired from the company on July 31, 2025.
We rely on a highly-qualified and experienced executive management team to:
•drive investment performance;
•enhance our investment capabilities;
•expand our distribution;
•generate organic growth;
•promote employee development;
•achieve positive financial results; and
•increase shareholder value.
Our executive compensation program rewards performance consistent with these objectives.

Compensation Objectives and Philosophy
Our executive compensation program is designed to:
•attract and retain a high-caliber leadership team;
•link executive compensation to company, departmental and individual performance;
•promote the long-term alignment of interests for the benefit of our clients, shareholders and employees; and
•balance the needs and interests of multiple stakeholders, including clients, shareholders, employees and executives.
Our compensation programs, practices and decisions reflect the following principles:
•Compensation should be linked to performance. Executive compensation levels should reflect each executive’s contributions to and impact on helping the company achieve its short- and long-term investment, strategic and financial goals. Our executives’ total compensation opportunities emphasize performance-based variable compensation, which supports higher total compensation when objectives are exceeded and lower total compensation when objectives are not met. The company’s annual performance generally has a greater impact on our executives’ total compensation levels in comparison to our non-executive employees’ total compensation.
•Compensation levels should be competitive. On an annual basis, the Compensation Committee reviews market data compiled by McLagan, its independent compensation consultant, to assess the competitiveness of our executive compensation program. This market data is used to benchmark our executive compensation levels against peers with whom we compete for leadership talent. Importantly, when making pay decisions the Compensation Committee balances the need to provide: (i) competitive levels of compensation that help attract, motivate and retain key investment and non-executive employees; and (ii) attractive long-term returns to our shareholders.
•Compensation decisions focus on total compensation. When making individual compensation decisions, we take a holistic approach and focus on an executive’s total compensation, which includes base salary and annual incentive compensation that is delivered in the form of cash bonuses and equity awards.
•Compensation decisions reflect our long-term approach to investment, business and human capital management. We believe executive compensation should support and enhance our human capital development efforts, our performance management process and our management succession initiatives. In addition, our long-term approach to pay decision-making aligns with our long-term approaches to investment and business decision-making, all of which we believe support long-term success for our clients and shareholders.
•Equity awards constitute a significant percentage of total compensation. By awarding equity, we seek to provide our executives with pay opportunities that reflect their individual contributions, reinforce our management succession initiatives and executive retention efforts, remain competitive with other asset management firms and align our executives’ interests with those of our shareholders.
Compensation Setting Process
Compensation Consultant
The Compensation Committee has sole discretion to retain (and terminate) compensation consultants to help assess the compensation paid to the company’s executive officers. In 2025, the Compensation Committee retained McLagan, a leading compensation consulting and research firm, to advise it on matters relating to the compensation of our executive officers.
Under SEC and NYSE rules, the Compensation Committee is required to perform an independence assessment prior to selecting any compensation consultant and must evaluate, at least annually, whether any work provided by such consultant raised any conflicts of interest. The Compensation Committee assessed McLagan’s independence at its meeting on February 26, 2026 and determined that McLagan is independent and that McLagan’s work did not raise any conflicts of interest.
In assessing McLagan’s independence, the Compensation Committee considered the following factors:
•any other services provided by McLagan to the company;
•aggregate fees paid by the company to McLagan and fees as a percentage of McLagan’s total revenue;
•McLagan’s policies and procedures designed to prevent conflicts of interest;
•any business or personal relationship between the consultant and any member of the Compensation Committee or any business or personal relationship between McLagan or the consultant and any executive officer of the company; and
•whether the consultant holds any shares of the company’s stock.
Peer Data
We compete on an ongoing basis with other asset management companies for executive talent, and we must attract and retain talent with industry-specific skills and experience. Therefore, on an annual basis, the Compensation Committee reviews executive compensation market data compiled by McLagan from public and private asset management companies. The Compensation Committee believes that this market data is a useful and appropriate reference point for assessing competitive compensation levels for our executive officers.
Consistent with the approach used in recent years to evaluate competitive market pay levels, during fiscal 2025 the Compensation Committee reviewed competitive market data for two peer groups provided by McLagan:
•a survey peer group consisting of public and private asset management firms of generally comparable size and complexity; and
•a group of mid-sized, publicly traded asset management firms.
The survey peer group is as follows, consisting of 40 firms with December 31, 2024 assets under management of approximately $50 billion to $400 billion:

Acadian Asset Management LLC	LaSalle Investment Management
American Century Investment Management, Inc.	Lazard Asset Management LLC
Annaly Capital Management, Inc.	Loomis, Sayles & Company L.P.
Artisan Partners Asset Management Inc.	Lord, Abbett & Co. LLC
Ashmore*	M&G Investments
Barings LLC	Perpetual Limited
Bessemer Trust Company	PineBridge Investments
Brown Advisory Incorporated	ProFund Advisors LLC
Brown Brothers Harriman	Pzena Investment Management, LLC
ClearBridge Investments, LLC	Resolute Investment Managers, Inc.
Conning and Company	Rockefeller Capital Management L.P.
DoubleLine Group	Russell Investments
Edelman Financial Engines	Sands Capital Management*
First Eagle Investment Management, LLC	TCW Group, Inc.
First Sentier Investors	Victory Capital Holdings, Inc.
Graham, Mayo, Van Otterloo & Co. LLC	Virtus Investment Partners, Inc.
Heitman LLC	Voya Investment Management LLC
Janus Henderson Investors	Western Asset Management Company, LLC
Jennison Associates	William Blair & Company, LLC
Kayne Anderson Rudnick Investment Management, LLC*	WisdomTree Investments, Inc.

With respect to the second peer group, the Compensation Committee assessed data from eight mid-sized publicly traded asset management firms, including:

Acadian Asset Management, Inc.*	Janus Henderson Group plc
AllianceBernstein L.P.*	Victory Capital Holdings, Inc.
Artisan Partners Asset Management Inc.	Virtus Investment Partners, Inc.
Federated Hermes, Inc.	Wisdom Tree Investments, Inc.
*Company added to peer group in fiscal 2025 relative to fiscal 2024.
Role of Management
Senior management, under the leadership of our chief executive officer, plays an important role in assisting the Compensation Committee in determining compensation levels, and designing and administering our compensation programs.
Our chief executive officer assesses the individual contributions and accomplishments of the other executive officers and provides input to the Compensation Committee about appropriate compensation levels for these individuals. Our chief executive officer does not participate in the Compensation Committee’s discussions, or make recommendations, about his own compensation.
At the invitation of the Compensation Committee, our chief executive officer and other members of senior management attend select portions of Compensation Committee meetings. Senior management’s role includes:
•providing data and supporting information;
•making recommendations on compensation levels for executives other than our chief executive officer;
•discussing compensation matters as they affect particular executives;
•recommending changes or enhancements to our compensation plans and programs; and
•implementing Compensation Committee decisions with respect to our compensation plans and programs.
Risk Considerations
The Compensation Committee has discussed risk as it relates to the company’s compensation programs with management and McLagan, and the Compensation Committee does not believe that the company’s compensation programs encourage excessive or inappropriate risk taking. The company seeks to align the long-term interests of its executives with the long-term interests of its shareholders by utilizing a balanced approach to total compensation, whereby each executive’s total compensation is based on company and individual performance and a significant percentage of each executive’s total compensation is paid in the form of equity awards that vest over a multi-year period.
Say-on-Pay
In determining executive compensation for fiscal 2025, the Compensation Committee considered the voting results of the company’s most recent shareholder “say-on-pay” vote. A substantial majority of the company’s shareholders (98.20% of the votes cast) approved the compensation of the company’s named executive officers as described in the company’s 2025 proxy statement. Based on this level of support, the Compensation Committee determined that shareholders generally support the company’s pay practices and the named executive officers’ compensation levels. Accordingly, our approach to executive compensation for fiscal 2025 remained consistent with past practice. The Compensation Committee intends to continue to consider our non-binding shareholder “say-on-pay” voting results when designing, reviewing and administering the company’s executive compensation programs.
At our 2023 Annual Meeting of Shareholders, a substantial majority of our shareholders (98.21% of the votes cast) voted for “say-on-pay” proposals to occur annually. In light of this vote, and consistent with the company’s recommendation, the Board determined to include a “say-on-pay” vote once every year until the next required vote on the frequency of shareholder votes on named executive officer compensation. Accordingly, we are holding a “say-on-pay” vote at this Annual Meeting and our next “say-on-pay” vote at our 2027 annual meeting.

We currently expect the next advisory vote on the frequency of shareholder votes on named executive officer compensation to occur at our 2029 Annual Meeting of Shareholders.
Elements of Executive Compensation
Our named executive officers’ total compensation consists of base salary and annual performance incentives, which are composed of cash bonuses and equity awards.
Base Salary
Base salaries are set at levels that reflect an executive’s roles and responsibilities and that are competitive with similar positions at peer asset management companies. Base salaries are designed to provide a fixed amount of current cash income to each executive. Consistent with industry practice and our company’s pay-for-performance philosophy, the Compensation Committee sets base salaries for the company’s executives at levels that constitute a low percentage of their total compensation.
Annual Performance Incentives
The company awards annual performance incentives to its executive officers under the company’s Amended and Restated Stock Incentive Plan. Annual performance incentives are delivered in the form of cash bonuses and equity awards. Annual performance incentives are determined based on individual, departmental and company performance and help link executives’ total compensation to long-term increases in shareholder value.
Consistent with the company’s pay-for-performance philosophy, annual performance incentives represent the largest component of our executive officers’ total compensation.
At the beginning of each fiscal year, the Compensation Committee, with input from senior management, discusses the company’s performance objectives and each executive officer’s individual performance objectives. In general, the company’s performance objectives fall into three categories:
•investment objectives, focusing mainly on our investment performance relative to our benchmarks measured over one- and multi-year time periods;
•strategic objectives, including, but not limited to, new product development, client retention and expansion, human capital development and management succession; and
•financial objectives, including, but not limited to, revenue, operating income, net income and operating margin, focusing on as-adjusted results, with these results assessed on a relative and absolute basis and against industry peers, and additional objectives such as organic growth and assets under management.
Each executive officer’s individual performance objectives align with the company’s investment, strategic and/or financial objectives.
At the end of each fiscal year, the Compensation Committee determines each executive officer’s total annual performance incentives. In making these determinations, the Compensation Committee does not use predetermined formulas, weighted factors, specific benchmark percentiles or other specific and potentially limiting criteria. Rather, the Compensation Committee considers:
•the company’s overall performance compared to the objectives reviewed at the beginning of the fiscal year and any new objectives that emerged during the year;
•the company’s performance relative to prior years;
•the company’s performance relative to its peers;
•each executive officer’s individual performance compared to the objectives reviewed at the beginning of the fiscal year and any new objectives that emerged during the year;
•peer compensation data provided by McLagan;
•historical compensation levels for each executive officer; and
•other factors that the Compensation Committee deems relevant.

In addition, the Compensation Committee considers input from our chief executive officer in determining annual performance incentives for executive officers other than himself, and the Compensation Committee engages in a separate review and analysis of our chief executive officer’s performance.
Annual performance incentives are generally delivered in January of the year following the fiscal year in which they are earned and are generally composed of a cash bonus component and an equity deferral. The Compensation Committee retains the discretion to adjust the cash and equity components of annual performance incentives from year to year as it deems appropriate.
The equity component of our executive officers’ annual performance incentives is composed of restricted stock units. All executive officers are subject to a mandatory deferral program pursuant to which a portion of annual compensation is awarded in the form of deferred restricted stock units. This program is designed to help augment executive retention and promote executive stock ownership. Under this program, which is subject to the discretion of the Compensation Committee, the company automatically allocates a portion of executive officers’ performance incentives in the form of unvested restricted stock units based upon total compensation or total annual performance incentive levels, as applicable, and based on compensation deferral thresholds that are generally higher than those of other employees of the company who are not executives. Subject to continued employment, restricted stock units granted under this program vest ratably over four years, and any dividends paid by the company on its common stock are reflected in additional restricted stock units on such deferred amounts except as otherwise determined in accordance with company policies. All accrued dividend equivalent restricted stock units vest in a single installment on the last vesting date of the original grant.
2025 Executive Compensation
The Compensation Committee considered several performance factors in its determination of fiscal 2025 compensation for our named executive officers, including:
•continued strong investment performance for our clients that was delivered by our executive team overseeing investments amid challenging market conditions;
•the company’s overall financial performance for the fiscal year;
•continued progress on achieving our long-term strategic business objectives;
•our named executive officers’ individual performance objectives;
•our named executive officers’ emphasis on attracting, retaining and developing key professionals;
•our named executive officers’ continued commitment to the four pillars of our diversity and inclusion strategy: education, leadership, recruitment and engagement; and
•our named executive officers’ individual contributions and collaboration in further developing the company’s private real estate business.
In making fiscal 2025 pay decisions, the Compensation Committee focused on:
•our strong investment performance as measured against our benchmarks;
•our progress on multiple strategic objectives;
•our strong 2025 financial results, on an as adjusted basis; and
•our need to retain our named executive officers by providing competitive levels of total compensation.
Taken together, these considerations resulted in the Compensation Committee increasing our named executive officers’ fiscal 2025 total compensation levels versus fiscal 2024.

Chief Executive Officer
Joseph Harvey
For fiscal 2025, the Compensation Committee kept Mr. Harvey’s base salary at $600,000. The Compensation Committee believes that Mr. Harvey’s base salary is reasonable and competitive in light of his responsibilities, performance and experience.
On December 8, 2025, the Compensation Committee met and determined the 2025 annual performance incentives for Mr. Harvey. As part of this process, the Compensation Committee considered the company-wide performance factors described above and Mr. Harvey’s multi-year pay history in the context of the company’s long-term performance. In 2025, Mr. Harvey:
•executed on key leadership initiatives, including his continued focus on implementing the company’s management succession initiatives and reorganizing sales and distribution leadership;
•delivered on investment performance goals to further strengthen the company’s investment processes and develop the next generation of investment talent;
•executed on global distribution plans;
•further developed the company’s private real estate initiatives with Cohen & Steers Income Opportunities REIT, Inc. and Cohen & Steers Real Estate Opportunities Fund, L.P.; and
•expanded our investment products and strategies and our internal capabilities to capitalize on new and emerging market opportunities, including launching active exchange-traded funds, SICAVs and listed and private real estate strategies.
Based on the company-wide performance factors, the individual contributions and accomplishments described above and competitive pay trends, the Compensation Committee increased Mr. Harvey’s total compensation for fiscal 2025 by 9.2% relative to his fiscal 2024 total compensation. Of Mr. Harvey’s 2025 total compensation, 91.5% was in the form of annual performance incentives and 73.2% was in the form of deferred restricted stock units.
The following table summarizes total compensation reviewed and approved by the Compensation Committee attributable to Mr. Harvey’s 2025 performance, which differs from his total 2025 compensation set forth in the Summary Compensation Table. Although SEC regulations related to the Summary Compensation Table require that annual compensation include the grant date fair value of restricted stock units in the year actually granted, the following table instead includes in the calculation of Mr. Harvey’s total 2025 compensation the restricted stock units awarded to him in January 2026, in consideration of 2025 performance. Total compensation attributable to Mr. Harvey’s performance in 2024 and 2023, respectively, is included below for comparative purposes.

			Annual Performance Incentives
Name	Performance Year	Annual Base Salary ($)	Cash Bonus ($)	Mandatory RSU Deferral ($)	RSU Grants ($)	Total Compensation ($)
Joseph Harvey	2025	600,000	1,300,000	5,200,000	—	7,100,000
	2024	600,000	1,180,000	4,720,000	—	6,500,000
	2023	600,000	880,000	3,520,000	—	5,000,000
Other Named Executive Officers
For fiscal 2025, the Compensation Committee increased Mr. Cheigh’s base salary. During the portion of fiscal 2025 that Messrs. Dakkuri and Charles were named executive officers of the company, their fiscal 2025 salaries remained unchanged from fiscal 2024, and Mr. Derechin’s fiscal 2025 salary also remained unchanged from fiscal 2024. Messrs. Donohue and Noonan were not named executive officers during fiscal 2024.

On December 8, 2025, the Compensation Committee met and determined the 2025 annual performance incentives for Messrs. Donohue, Cheigh, Noonan and Derechin, and on July 16, 2025, the Compensation Committee met and determined the 2025 annual performance incentive for Mr. Charles. In determining their annual performance incentives, the Compensation Committee considered the following:
•the company-wide performance factors described above;
•each named executive officer’s individual and departmental performance, including with respect to Mr. Charles through the effective date of his retirement during 2025;
•each named executive officer’s multi-year pay history in the context of the company’s long-term performance; and
•Mr. Harvey’s input and assessments relative to individual and functional area contributions to the company’s overall results for the year.
Mr. Dakkuri resigned during fiscal 2025 and did not receive an annual performance incentive.
Described below are the individual contributions that the Compensation Committee considered for Messrs. Donohue, Cheigh, Charles, Noonan and Derechin, respectively.
Michael Donohue. As interim chief financial officer, senior vice president and controller, Mr. Donohue provides critical leadership in all areas of accounting and financial management of the company. In 2025, Mr. Donohue:
•collaborated in an orderly transition to his role as the company’s interim chief financial officer;
•optimized operating earnings, managing and contributing to the company’s financial decision-making and expense control efforts;
•enhanced the efficiency and effectiveness of the company’s financial reporting processes and controls globally, while continuing to mitigate risk;
•delivered timely, accurate and meaningful internal and external reporting;
•successfully implemented a new enterprise-wide accounting system;
•increased the focus on career development within the company’s finance department; and
•enhanced the company’s investor relations efforts and relationships with institutional shareholders and sell-side analysts.
Jon Cheigh. As president and chief investment officer, Mr. Cheigh leads the company’s investment department and serves as senior portfolio manager for all global real estate strategies. In 2025, Mr. Cheigh:
•delivered strong investment performance relative to our benchmarks, while improving performance in select company strategies;
•maintained strong global listed infrastructure performance, stabilizing and improving Europe and Asia real estate performance and building momentum within our international teams;
•collaborated and further advanced our listed and private real estate investment strategies and processes;
•focused on succession and hiring plans for investment professionals necessary to support the company’s strategic goals, while continuing to develop the next generation of investment talent;
•partnered with Mr. Harvey and other executive officers in the development of corporate strategies and new growth initiatives; and
•strengthened the company’s investment processes and culture.
Daniel Charles. Mr. Charles served as the company’s executive vice president and head of global distribution, overseeing the company’s distribution efforts, until his retirement during 2025. Prior to his retirement, in 2025 Mr. Charles:
•executed on plans for the U.S. institutional channel;

•advanced progress in wealth management, built on the company’s progress in the wealth channel and expanded on its global distribution activities;
•demonstrated strong leadership within the company and led the global distribution team;
•expanded the company’s product and strategy offerings and its distribution channels;
•partnered with key departments to advance private real estate initiatives; and
•elevated and enhanced awareness of the company’s brand.
In recognition of Mr. Charles’ significant contributions to the company over the course of his tenure, the Compensation Committee determined that it was appropriate to enter into a letter agreement with Mr. Charles on April 30, 2025 in connection with his provision of notice of his intention to retire from his positions as executive vice president and head of global distribution of the company in 2025. Pursuant to the terms of the letter agreement, and in consideration of the foregoing, Mr. Charles was entitled to receive a pro rata bonus in 2025. See “Letter Agreement with Daniel P. Charles,” below.
Daniel Noonan. Mr. Noonan has served as the company’s head of global distribution since November 2025 and is responsible for leading the company’s distribution efforts. In this role in 2025, Mr. Noonan:
•collaborated in an orderly transition to his role as the company’s head of global distribution;
•progressed the company’s distribution initiatives and strategic plans for wealth, including expanding coverage in the RIA segment and the company’s global distribution activities;
•demonstrated strong leadership within the company and led the global distribution team;
•partnered with key departments to advance private real estate initiatives; and
•elevated and enhanced awareness of the company’s brand.
Adam Derechin. As executive vice president and chief operating officer, Mr. Derechin is responsible for the company’s investment administration and information technology departments. In 2025, Mr. Derechin:
•contributed to the company’s expense reduction efforts;
•focused on attracting and retaining talent as well as career development;
•expanded the company’s AI capabilities and solutions to achieve efficiencies and enhance the company’s capabilities;
•supported product and distribution initiatives and strategic objectives, including oversight of SICAV operations;
•helped reduce and mitigate the company’s operational risk, including cyber risk; and
•optimized company office space domestically and abroad.
Based on the company-wide performance factors and individual contributions and accomplishments described above and competitive pay trends, the Compensation Committee increased fiscal 2025 total compensation for Messrs. Cheigh, Donohue and Derechin by 8.9%, 20.4% and 9.4%, respectively. Messrs. Donohue and Noonan were not named executive officers during fiscal 2024. Because Mr. Dakkuri served as our executive vice president and chief financial officer for only part of the 2025 fiscal year, a comparison of Mr. Dakkuri’s fiscal 2025 total compensation to his fiscal 2024 total compensation is not meaningful.
Of Messrs. Donohue’s, Cheigh’s, Noonan’s and Derechin’s 2025 total compensation, 69.2%, 92.6%, 86.0% and 79.8%, respectively, was in the form of annual performance incentives. Of such individual’s 2025 total compensation, 40.0% was in the form of deferred restricted stock units for each of Messrs. Cheigh and Derechin, 35% was in the form of deferred restricted stock units for Mr. Noonan and 41.0% was in the form of deferred restricted stock units for Mr. Donohue. In the case of Mr. Donohue, such percentage includes restricted stock units granted upon his appointment as interim chief financial officer on October 17, 2025 as reported in the Summary Compensation Table for 2025 for Mr. Donohue under the heading “Stock Awards.”

On July 16, 2025, the Compensation Committee met and determined the 2025 annual performance incentives with respect to Mr. Charles based on the company-wide performance factors and individual contributions and accomplishments described above and competitive pay trends. Of Mr. Charles’ 2025 total compensation, 84.0% was in the form of annual performance incentives and 40.0% was in the form of deferred restricted stock units. Such restricted stock units were immediately vested upon grant at his retirement and the shares of common stock underlying such award will be delivered to Mr. Charles in four equal annual installments. Because Mr. Charles retired as our executive vice president and head of global distribution during fiscal 2025 and received compensation for only part of the fiscal year, a comparison of Mr. Charles’ fiscal 2025 total compensation to his fiscal 2024 total compensation is not meaningful.
The following table summarizes fiscal 2025 and, where applicable, fiscal 2024 and fiscal 2023, total compensation reviewed and approved by the Compensation Committee attributable to Messrs. Dakkuri, Donohue, Cheigh, Charles, Noonan and Derechin. The amounts shown in this table differ from the amounts set forth in the Summary Compensation Table as follows: (i) although SEC regulations require that annual compensation include the grant date fair value of restricted stock units in the year actually granted, the following table instead includes in the calculation of Messrs. Donohue’s, Cheigh’s, Charles’, Noonan’s and Derechin’s total 2025 compensation the restricted stock units awarded to them in January 2026 in consideration of 2025 performance; and (ii) in the case of Mr. Charles’ fiscal 2025 total compensation, SEC regulations require that the aggregate incremental fair value (calculated in accordance with ASC Topic 718) of certain of Mr. Charles’ previously-granted and subsequently modified outstanding restricted stock units be reported as additional 2025 compensation. Total compensation attributable to Messrs. Cheigh’s, Charles’ and Derechin’s performance in 2024 and 2023, respectively, and Mr. Dakkuri’s performance in 2024 is included below for comparative purposes.

				Annual Performance Incentives
Name	Performance Year	Annual Base Salary ($)	RSU Grants ($)	Cash Bonus ($)	Mandatory RSU Deferral ($)	Total Compensation ($)
Raja Dakkuri	2025	329,766	—	—	—	329,766
	2024	194,711	1,165,304(1)	897,115	727,885	2,985,015
Michael Donohue	2025	350,000	150,000(2)	608,750	516,250	1,625,000

Jon Cheigh	2025	500,000	—	3,550,000	2,700,000	6,750,000
	2024	375,000	—	3,345,000	2,480,000	6,200,000
	2023	375,000	—	2,865,000	2,160,000	5,400,000

Daniel Charles	2025	218,750	—	603,750	548,333(3)	1,370,833
	2024	375,000	—	1,035,000	940,000	2,350,000
	2023	375,000	—	1,035,000	940,000	2,350,000

Daniel Noonan	2025	350,000	—	1,275,000	875,000	2,500,000

Adam Derechin	2025	375,000	—	741,000	744,000	1,860,000
	2024	375,000	—	645,000	680,000	1,700,000
	2023	375,000	—	555,000	620,000	1,550,000
____________________________
(1)Reflects restricted stock units granted to Mr. Dakkuri when he joined the company on June 24, 2024, with these shares vesting ratably over three years annually on the anniversary of the grant date. Any unvested restricted stock units were forfeited upon Mr. Dakkuri’s resignation from the Company effective October 17, 2025. Such award grant is reported in the Summary Compensation Table for Mr. Dakkuri under the heading “Stock Awards.”
(2)Reflects restricted stock units granted to Mr. Donohue when he was appointed interim chief financial officer effective October 17, 2025, with these shares vesting ratably over four years annually on the anniversary of the grant date. Such award grant is reported in the Summary Compensation Table for Mr. Donohue under the heading “Stock Awards.”
(3)Reflects immediately vested restricted stock units granted to Mr. Charles on July 31, 2025, the shares of common stock underlying which will be delivered to Mr. Charles in four equal annual installments. Such award grant is reported in the Summary Compensation Table for 2025 for Mr. Charles under the heading “Stock Awards.”

Benefits and Perquisites
The company’s named executive officers are eligible to receive the same benefits and perquisites that are offered to all company employees.
Our directors and officers have the opportunity to co-invest in certain funds or investment vehicles for which the company serves as advisor without being subject to management fees or carried interest.
Employee Stock Purchase Plan
The company provides employees with the opportunity to purchase stock in the company through its Amended and Restated Employee Stock Purchase Plan (the “ESPP”). Under the ESPP, eligible employees may elect to contribute on an after-tax basis between 1% and 10% of their annual salary and incentive performance bonus to purchase the company’s common stock, subject to a $25,000 annual Internal Revenue Service maximum. Shares are purchased at a 15% discount from the fair market value of the company’s common stock as determined on the last business day of each quarterly offering period. All named executive officers may participate in the ESPP on the same basis as all other eligible employees.
401(k) Plan
The company offers a tax-qualified 401(k) plan to all eligible employees. Employees may elect to contribute on a pre-tax basis between 1% and 100% of their annual compensation to the 401(k) plan, subject to the annual Internal Revenue Service maximum. We match 50% of employee pre-tax contributions in order to encourage employee participation, with such matching contributions vesting over a five-year period. Employees may also elect to make additional contributions on an after-tax basis. All named executive officers may participate in the 401(k) plan on the same basis as all other eligible employees.
Pension Benefits
Other than our broad-based 401(k) plan, we do not sponsor any pension plans.
Prohibition against Hedging Transactions
Pursuant to the Insider Trading Policy, all directors and employees, including our named executive officers, are prohibited from engaging in any transaction intended to hedge or minimize losses in the company’s securities, including engaging in transactions in puts, calls or other derivatives of the company’s securities or short-selling the company’s securities or “selling against the box” (i.e., failing to deliver sold securities).
Forfeiture/Clawback
At the discretion of the Compensation Committee, awards made under the company’s Amended and Restated Stock Incentive Plan may be subject to reduction, cancellation, forfeiture or recovery upon the occurrence of certain specified events, in addition to any other applicable vesting or performance conditions of an award. Such events may include, but are not limited to: termination of employment for cause; termination of an executive’s provision of services to the company; breach of non-competition, confidentiality or other restrictive covenants that may apply to an executive; or restatement of the company’s financial statements to reflect adverse results from previously released financial statements as a consequence of errors, omissions, fraud or misconduct.
Compensation Clawback Policy
Our Compensation Committee adopted an incentive compensation recoupment policy (the “clawback policy”) designed to comply with Section 10D of the Exchange Act, Rule 10D-1 promulgated thereunder and Section 303A.14 of the NYSE listing standards.
The clawback policy provides for, among other things, the mandatory recovery by the company of erroneously awarded incentive-based compensation, as defined in the NYSE’s listing standards, following accounting restatements from persons who served as an executive officer of the Company at any time during the performance period for such incentive-based compensation and who received such compensation during the three fiscal years preceding the date on which the company is required to prepare an accounting restatement. The compensation to be recovered is the amount in excess of what would have been paid based on the restated results. Recovery will be required on a “no fault” basis, without regard to whether any misconduct occurred and without regard to whether an executive officer was responsible for the erroneous financial statements.
Stock Ownership Guidelines
We believe that our executive officers should own a meaningful amount of our stock to further align their interests with the interests of our shareholders. However, we do not believe that it is necessary to adopt formal stock ownership guidelines that require our executive officers and directors to own a specified amount of our stock because our executive officers and directors collectively continue to own a meaningful percentage of our common stock.
Termination and Change in Control Arrangements
Under the terms of the restricted stock unit award agreements between the company and each named executive officer, upon a change in control (as defined below), all unvested restricted stock units held by a named executive officer will immediately vest in full if such executive’s employment is terminated by the company without cause (as defined below) or by the executive for good reason (as defined below) within the two-year period following a change in control. This “double trigger” provision is designed to ensure that our named executive officers are able to make objective business decisions that are in the best interests of our shareholders in connection with a potential change in control. For additional information on the accelerated vesting of restricted stock units upon a change in control of the company, see “Accelerated vesting of restricted stock units” below.
An estimate of the compensation that would have been payable to our named executive officers upon a change in control or termination of employment, as if such termination event occurred on December 31, 2025, is described below under “Potential Payments upon Termination or Change in Control.”
In addition, as discussed above, on April 30, 2025, the company entered into a letter agreement modifying the terms of Mr. Charles’ unvested restricted stock units in connection with his provision of notice of his intention to retire from the positions of executive vice president and head of global distribution. The terms of the letter agreement are described under “Letter Agreement with Daniel P. Charles,” below.
Policies and Practices Related to the Grant of Certain Equity Awards Close in Time to the Release of Material Nonpublic Information
We do not currently grant stock options, stock appreciation rights or similar option-like equity awards. Accordingly, we have no specific policy or practice on the timing of grants of such awards in relation to the disclosure of material non-public information.
In addition, during fiscal year 2025, we have not timed the disclosure of material non-public information for the purpose of affecting the value of executive compensation.
Tax Treatment of Executive Compensation
Section 162(m) of the Internal Revenue Code generally limits the tax deductibility of compensation paid to any executive officers subject to Section 162(m) (the “Covered Employees”) to $1,000,000 during any fiscal year. Following the Tax Cuts and Jobs Act, compensation paid to Covered Employees in excess of $1,000,000 is generally nondeductible. The Covered Employees include any individual who served as the chief executive officer or chief financial officer at any time during the taxable year and the three other most highly compensated officers (other than the chief executive office and chief financial officer) for the taxable year. Once an individual becomes a Covered Employee for any taxable year, that individual will remain a Covered Employee for all future years, including following any termination of employment. The Compensation Committee maintains the flexibility to provide compensation to the named executive officers in a manner consistent with the goals of the company’s executive compensation program and the best interests of the company and its shareholders, which may include providing for compensation that is not deductible by the company due to the deduction limit under Section 162(m).

REPORT OF THE COMPENSATION COMMITTEE
The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement and in the company’s Annual Report on Form 10-K for the year ended December 31, 2025, as incorporated by reference to this proxy statement.
In accordance with SEC rules, the Report of the Compensation Committee shall not be incorporated by reference into any of the company’s future filings made under the Exchange Act or the Securities Act of 1933, as amended (the “Securities Act”), and shall not be deemed to be soliciting material or to be filed under the Exchange Act or the Securities Act.

COMPENSATION COMMITTEE MEMBERS
Dasha Smith (chair)
Reena Aggarwal
Frank T. Connor
Lisa Dolly
Karen Wilson Thissen
Edmond D. Villani

Summary Compensation Table
The following table sets forth information about the total compensation paid to the company’s named executive officers in 2025, 2024 and 2023.

Name and Principal Position	Year	Salary ($)	Bonus(1) ($)	Value of Annual Stock Awards ($)	Incremental Fair Value of Modified Stock Awards ($)	Stock Awards(2) ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation(3) ($)	Total ($)
Joseph Harvey, CEO	2025	600,000	1,300,000	—	—	4,719,995	—	—	—	371,956(4)	6,991,951
	2024	600,000	1,180,000	—	—	3,519,938	—	—	—	341,136(5)	5,641,074
	2023	600,000	880,000	—	—	4,719,944	—	—	—	337,094(6)	6,537,038

Raja Dakkuri, Former CFO	2025	329,766	—	—	—	727,858(7)	—	—	—	57,055(4)	1,114,678
	2024	194,711	962,115(8)	—	—	1,165,298	—	—	—	22,801(9)	2,344,925

Michael Donohue, Interim CFO	2025	350,000	608,750	—	—	578,697(10)	—	—	—	56,592(4)	1,594,040

Jon Cheigh, President and CIO	2025	500,000	3,550,000	—	—	2,479,948	—	—	—	201,391(4)	6,731,339
	2024	375,000	3,345,000	—	—	2,159,955	—	—	—	199,035(5)	6,078,990
	2023	375,000	2,865,000	—	—	2,479,943	—	—	—	189,186(6)	5,909,129

Daniel Charles, Former Head of Global Distribution	2025	218,750	603,750	1,488,183(11)(12)	2,421,065(12)	3,909,247	—	—	—	133,330(13)	4,865,078
	2024	375,000	1,035,000	—	—	939,993	—	—	—	149,962(14)	2,499,955
	2023	375,000	1,035,000	—	—	1,137,569	—	—	—	145,604(15)	2,693,216

Daniel Noonan, Head of Global Distribution	2025	350,000	1,275,000	—	—	648,955	—	—	—	73,628(4)	2,347,583

Adam Derechin, COO	2025	375,000	741,000	—	—	679,984	—	—	—	72,161(4)	1,868,145
	2024	375,000	645,000	—	—	619,947	—	—	—	73,904(5)	1,713,851
	2023	375,000	555,000	—	—	789,598	—	—	—	76,644(6)	1,796,242
______________________________
(1)The amounts in this column reflect the cash portion of the annual performance incentives earned by each named executive officer for the listed fiscal years.
(2)The amounts reported in this column reflect the aggregate grant date fair value of restricted stock units awarded in fiscal 2025, 2024 and 2023 and earned for performance years 2024, 2023 and 2022, respectively, as computed in accordance with ASC Topic 718. The grant date fair value was determined using the average of the high and low price of the company’s common stock on the grant date. The amount reported for this item for Mr. Dakkuri with respect to fiscal 2024 includes the amount granted in association with his June 24, 2024 start date, as computed in accordance with ASC Topic 718. The amount reported for this item for Mr. Donohue with respect to fiscal 2025 includes the amount granted in association with his October 17, 2025 appointment as interim chief financial officer. The amount reported for Mr. Charles with respect to fiscal 2025 also includes the aggregate incremental fair value in connection with the acceleration of the vesting of certain restricted stock units previously awarded to him as computed in accordance with ASC Topic 718, as further described in footnote (12) below, and the grant date fair value of restricted stock units awarded in fiscal 2025 and earned for performance year 2025.
(3)The named executive officers did not receive perquisites or other personal benefits that were not otherwise offered to all company employees other than Mr. Charles, solely to the extent noted in footnotes (13) - (15).
(4)Includes a matching contribution in the company’s 401(k) plan of $17,375 for each of Messrs. Harvey and Derechin. Includes a matching contribution in the company’s 401(k) plan of $15,500 for each of Messrs. Dakkuri, Donohue and Cheigh. Includes a matching contribution in the company’s 401(k) plan of $11,750 for Mr. Noonan. Also includes $338,881, $41,092, $185,891, $61,878 and $54,786 in dividend equivalent restricted stock units accrued in 2025 on unvested restricted stock units held by Messrs. Harvey, Donohue, Cheigh, Noonan and Derechin, respectively. In the case of Mr. Harvey, includes the reimbursement of certain fees paid in connection with filings made by Mr. Harvey pursuant to the HSR Act.
(5)Includes a matching contribution in the company’s 401(k) plan of $15,250 for each of Messrs. Harvey, Cheigh and Derechin. Also includes $325,886, $183,785 and $58,654 in dividend equivalent restricted stock units accrued in 2024 on unvested restricted stock units held by Messrs. Harvey, Cheigh and Derechin, respectively.
(6)Includes a matching contribution in the company’s 401(k) plan of $15,000 for each of Messrs. Harvey, Cheigh and Derechin. Also includes $322,094, $174,186 and $61,644 in dividend equivalent restricted stock units accrued in 2023 on unvested restricted stock units held by Messrs. Harvey, Cheigh and Derechin, respectively.
(7)Such restricted stock units were forfeited upon Mr. Dakkuri’s resignation from the Company effective October 17, 2025.
(8)Includes $65,000 attributable to a one-time sign-on bonus for Mr. Dakkuri.
(9)Includes a matching contribution in the company’s 401(k) plan of $3,984 and $18,817 in dividend equivalent restricted stock units accrued in 2024 on unvested restricted stock units.
(10)Includes restricted stock units granted on October 17, 2025 to Mr. Donohue upon the commencement of his appointment as interim chief financial officer of the company.
(11)Reflects the aggregate grant date fair value of restricted stock units awarded to Mr. Charles in fiscal 2025 and earned for performance year 2024. Also reflects the aggregate grant date fair value of restricted stock units awarded to Mr. Charles in fiscal 2025 and earned for performance year 2025. See footnote (12), below.
(12)In connection with Mr. Charles’s notice of his retirement from the positions of executive vice president and head of global distribution, on April 30, 2025 the company agreed to modify his then-outstanding restricted stock units to provide that, upon his retirement from such positions, such awards would not be forfeited and would instead vest and the underlying shares be delivered on their scheduled delivery dates, subject to certain conditions. All modified awards had been previously granted to Mr. Charles for performance in prior years and Mr. Charles did not receive any new awards in connection with the modification.
The company is required to disclose the incremental fair value of the modified awards, calculated as stipulated by SEC guidance in accordance with ASC Topic 718, and report such amount as additional 2025 compensation. Such incremental fair value is equal to the company’s common stock price on the modification date. Using the average of the high and low price of the company’s common stock on April 30, 2025, the aggregate incremental fair value of Mr. Charles’ modified awards is $2,421,065. Excluding the aggregate incremental fair value of the modified awards, Mr. Charles’ total 2025 compensation calculated as set forth in Item 402(c) of Regulation S-K would have been $2,444,013. The following table summarizes Mr. Charles’ total compensation for fiscal year 2025 both with and without the impact of the award modification.

Compensation Element	Amount
Salary	$218,750
Bonus	603,750
Grant Date Fair Value of RSUs Awarded in January 2025 for Performance Year 2024	939,921
Grant Date Fair Value of RSUs Awarded in July 2025 for Performance Year 2025	548,262
All Other Compensation	133,330
Total Excluding RSU Modification	$2,444,013
Incremental Fair Value of RSUs Modified in April 2025	2,421,065
Total Including RSU Modification	$4,865,078

(13)Includes a matching contribution in the company’s 401(k) plan of $15,500; $39,674 in dividend equivalent restricted stock units accrued in 2025 on unvested restricted stock units; $51,073 for supplemental insurance coverage; and $27,083 attributable to a travel allowance for fiscal year ended December 31, 2025 for Mr. Charles.
(14)Includes a matching contribution in the company’s 401(k) plan of $15,250; $84,712 in dividend equivalent restricted stock units accrued in 2024 on unvested restricted stock units; and $50,000 attributable to a travel allowance for fiscal year ended December 31, 2024 for Mr. Charles.
(15)Includes a matching contribution in the company’s 401(k) plan of $15,000; $80,604 in dividend equivalent restricted stock units accrued in 2023 on unvested restricted stock units; and $50,000 attributable to a travel allowance for fiscal year ended December 31, 2023 for Mr. Charles.

2025 Grants of Plan-Based Awards
The following table sets forth the actual number of unvested restricted stock units granted in 2025 for performance year 2024 to the company’s named executive officers and the grant date fair value of these awards, as well as the number of restricted stock unit awards previously granted to Mr. Charles that were modified in connection with his retirement.

				Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)
Name	Award Type	Grant Date	Action Date(1)	Thresh- old ($)	Target ($)	Maxi- mum ($)	Thresh- old (#)	Target (#)	Maxi- mum (#)
Joseph Harvey	RSUs	1/31/25	12/12/24	—	—	—	—	—	—	53,240(2)	—	—	4,719,995
Raja Dakkuri	RSUs	1/31/25	12/12/24	—	—	—	—	—	—	8,210(3)	—	—	727,858
Michael Donohue	RSUs	1/31/25	12/12/24	—	—	—	—	—	—	4,836(4)	—	—	428,736
	RSUs	10/17/25	9/12/25	—	—	—	—	—	—	2,154(5)	—	—	149,961
Jon Cheigh	RSUs	1/31/25	12/12/24	—	—	—	—	—	—	27,973(6)	—	—	2,479,948
Daniel Charles	RSUs	1/31/25	12/12/24	—	—	—	—	—	—	10,602(7)	—	—	939,921
	Aggregate Modified RSUs	4/30/25	4/30/25	—	—	—	—	—	—	32,210(8)	—	—	2,421,065
	RSUs	7/31/25	7/16/25	—	—	—	—	—	—	7,469(9)	—	—	548,262
Daniel Noonan	RSUs	1/31/25	12/12/24	—	—	—	—	—	—	7,320(10)	—	—	648,995
Adam Derechin	RSUs	1/31/25	12/12/24	—	—	—	—	—	—	7,670(11)	—	—	679,984
______________________________________
(1)Restricted stock unit awards, including restricted stock units awarded under the company’s mandatory deferral program, are generally granted in the year following the performance year in which they were earned. Accordingly, the restricted stock units earned for the 2025 performance year were actually granted in January 2026 and, therefore, are not included in this table. Delivery of the shares of common stock underlying these restricted stock units is contingent on continued employment. The Compensation Committee approved equity awards for the 2024 performance year at its meeting on December 12, 2024, with the awards being granted on January 31, 2025. The average of the high and low price of the company’s common stock on January 31, 2025 was used to determine the number of restricted stock units granted.
(2)Includes 53,240 restricted stock units from the mandatory deferral of a portion of the executive’s 2024 annual performance incentives that vest ratably on the last business day of January 2026, 2027, 2028 and 2029. Any dividends paid by the company on its common stock are accrued in additional restricted stock units, which vest on the last business day of January 2029.
(3)Includes 8,210 restricted stock units from the mandatory deferral of a portion of the executive’s 2024 annual performance incentives. Such restricted stock units were forfeited upon Mr. Dakkuri’s resignation from the Company effective October 17, 2025.
(4)Includes 4,836 restricted stock units from the mandatory deferral of a portion of the executive’s 2024 annual performance incentives that vest ratably on the last business day of January 2026, 2027, 2028 and 2029. Any dividends paid by the company on its common stock are accrued in additional restricted stock units, which vest on the last business day of January 2029.
(5)Includes 2,154 restricted stock units granted on October 17, 2025 to Mr. Donohue upon the commencement of his appointment as interim chief financial officer of the company that vest ratably on the anniversary of the grant date in 2026, 2027, 2028 and 2029. Any dividends paid by the company on its common stock are accrued in additional restricted stock units and vest on the last vesting date.
(6)Includes 27,973 restricted stock units from the mandatory deferral of a portion of the executive’s 2024 annual performance incentives that vest ratably on the last business day of January 2026, 2027, 2028 and 2029. Any dividends paid by the company on its common stock are accrued in additional restricted stock units, which vest on the last business day of January 2029.

(7)Includes 10,602 restricted stock units from the mandatory deferral of a portion of the executive’s 2024 annual performance incentives that vested upon his retirement and will be delivered on the last business day of January 2026, 2027, 2028 and 2029. Any dividends paid by the company on its common stock prior to the retirement date accrued in additional restricted stock units, which will be delivered on the last business day of January 2029. Any dividends paid by the company on its common stock thereafter in respect of vested and outstanding restricted stock units (other than dividend equivalent restricted stock units) are paid in cash equal to such per share dividend amount.
(8)Reflects 10,602, 9,834, 7,835 and 3,939 outstanding restricted stock units awarded in fiscal 2025, 2024, 2023 and 2022, respectively, and earned for performance years 2024, 2023, 2022 and 2021 that were modified pursuant to the terms of the letter agreement Mr. Charles entered into with the company on April 30, 2025.
(9)Includes 7,469 restricted stock units from the mandatory deferral of a portion of the executive’s 2025 annual performance incentives that vested upon his retirement and will be delivered on the last day of July 2026, 2027, 2028 and 2029.
(10)Includes 7,320 restricted stock units from the mandatory deferral of a portion of the executive’s 2024 annual performance incentives that vest ratably on the last business day of January 2026, 2027, 2028 and 2029. Any dividends paid by the company on its common stock are accrued in additional restricted stock units, which vest on the last business day of January 2029.
(11)Includes 7,670 restricted stock units from the mandatory deferral of a portion of the executive’s 2024 annual performance incentives that vest ratably on the last business day of January 2026, 2027, 2028 and 2029. Any dividends paid by the company on its common stock are accrued in additional restricted stock units, which vest on the last business day of January 2029.

2025 Outstanding Equity Awards at Fiscal Year-End
The following table sets forth certain information about unvested restricted stock units held by the company’s named executive officers as of December 31, 2025.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested(1) ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Joseph Harvey	—	—	—	—	—	151,200(2)	9,492,336	—	—
Raja Dakkuri	—	—	—	—	—	—(3)	—	—	—
Michael Donohue	—	—	—	—	—	19,941(4)	1,251,896	—	—
Jon Cheigh	—	—	—	—	—	82,925(5)	5,206,032	—	—
Daniel Charles	—	—	—	—	—	—(6)	—	—	—
Daniel Noonan	—	—	—	—	—	22,611(7)	1,419,519	—	—
Adam Derechin	—	—	—	—	—	24,803(8)	1,557,132	—	—
______________________________________
(1)Based on the closing price of $62.78 of the company’s common stock on December 31, 2025.
(2)Includes 14,300 restricted stock units granted on January 31, 2022 that vested on the last business day of January 2026; 32,507 restricted stock units granted on January 31, 2023 that vest ratably on the last business day of each of January 2026 and 2027; 36,822 restricted stock units granted on January 31, 2024 that vest ratably on the last business day of each of January 2026, 2027 and 2028; and 53,240 restricted stock units granted on January 31, 2025 that vest ratably on the last business day of each of January 2026, 2027, 2028 and 2029. Also includes 14,331 unvested dividend equivalent restricted stock units.
(3)All outstanding awards were forfeited upon Mr. Dakkuri’s resignation from the company during 2025.
(4)Includes 7,482 restricted stock units granted on May 1, 2023 that vest ratably on the 15th business day of each of May 2026 and 2027; 3,966 restricted stock units granted on January 31, 2024 that vest ratably on the last business day of each of January 2026, 2027 and 2028; 4,836 restricted stock units granted on January 31, 2025 that vest ratably on the last business day of each of January 2026, 2027, 2028 and 2029; and 2,154 restricted stock units granted on October 17, 2025 that vest ratably on the anniversary of the grant date in 2026, 2027, 2028, and 2029. Also includes 1,503 unvested dividend equivalent restricted stock units.
(5)Includes 7,514 restricted stock units granted on January 31, 2022 that vested on the last business day of January 2026; 17,080 restricted stock units granted on January 31, 2023 that vest ratably on the last business day of each of January 2026 and 2027; 22,596 restricted stock units granted on January 31, 2024 that vest ratably on the last business day of each of January 2026, 2027 and 2028; and 27,973 restricted stock units granted on January 31, 2025 that vest ratably on the last business day of each of January 2026, 2027, 2028 and 2029. Also includes 7,762 unvested dividend equivalent restricted stock units.
(6)In connection with Mr. Charles’s notice of his retirement from the positions of executive vice president and head of global distribution, on April 30, 2025 the company agreed that, upon his retirement from such positions, his outstanding restricted stock units would not be forfeited and would instead vest and the underlying shares be delivered on their scheduled delivery dates, subject to certain conditions. Accordingly, all of Mr. Charles’s outstanding restricted stock units vested on the date of his retirement. See “Letter Agreement with Daniel Charles,” “2025 Option Exercised and Stock Vested” and “2025 Nonqualified Deferred Compensation.”
(7)Includes 14,159 restricted stock units granted on June 3, 2024 that vest ratably on the 15th business day of each of June 2026 and 2027; and 7,320 restricted stock units granted on January 31, 2025 that vest ratably on the last business day of each of January 2026, 2027, 2028 and 2029. Also includes 1,132 unvested dividend equivalent restricted stock units.
(8)Includes 2,734 restricted stock units granted on January 31, 2022 that vested on the last business day of January 2026; 5,438 restricted stock units granted on January 31, 2023 that vest ratably on the last business day of each of January 2026 and 2027; 6,486 restricted stock units granted on January 31, 2024 that vest ratably on the last business day of each of January 2026, 2027 and 2028; and 7,670 restricted stock units granted on January 31, 2025 that vest ratably on the last business day of each of January 2026, 2027, 2028 and 2029. Also includes 2,475 unvested dividend equivalent restricted stock units.

2025 Option Exercises and Stock Vested
The following table sets forth certain information about restricted stock units held by the company’s named executive officers that vested in 2025.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Joseph Harvey	—	—	58,866(1)	5,229,067
Raja Dakkuri	—	—	5,347(2)	406,425
Michael Donohue	—	—	5,063(3)	449,746
Jon Cheigh	—	—	33,577(4)	2,982,645
Daniel Charles	—	—	58,606(5)	4,560,002
Daniel Noonan	—	—	7,079(6)	547,419
Adam Derechin	—	—	11,433(7)	1,015,593
______________________________
(1)Includes the vesting of 54,783 restricted stock units on January 31, 2025 that were originally granted on the last business day of each of January 2021, 2022, 2023 and 2024 with a value realized on vesting of $4,866,374; and 4,083 dividend equivalent restricted stock units on January 31, 2025 that accrued on restricted stock units granted on the last business day of January 2021 with a value realized on vesting of $362,693.
(2)Includes the vesting of 5,347 restricted stock units on June 24, 2025 that were originally granted on June 24, 2024 with a value realized on vesting of $406,425.
(3)Includes the vesting of 3,741 restricted stock units on January 31, 2025 that were originally granted on May 1, 2023 with a value realized on vesting of $332,313; and 1,322 restricted stock units on January 31, 2025 that were originally granted on the last business day of January 2024 with a value realized on vesting of $117,433.
(4)Includes the vesting of 31,038 restricted stock units on January 31, 2025 that were originally granted on the last business day of each of January 2021, 2022, 2023 and 2024 with a value realized on vesting of $2,757,106; and 2,539 dividend equivalent restricted stock units on January 31, 2025 that accrued on restricted stock units granted on the last business day of January 2021 with a value realized on vesting of $225,539.
(5)Includes the vesting of 14,726 restricted stock units on January 31, 2025 that were originally granted on the last business day of each of January 2021, 2022, 2023 and 2024 with a value realized on vesting of $1,308,111; 1,210 dividend equivalent restricted stock units on January 31, 2025 that accrued on restricted stock units granted on the last business day of January 2021 with a value realized on vesting of $107,484; 32,210 restricted stock units on July 31, 2025 in connection with Mr. Charles’s retirement that were originally granted on the last business day of each of January 2022, 2023, 2024 and 2025 with a value realized on vesting of $2,375,488; 7,469 restricted stock units that were immediately vested on grant on July 31, 2025 with a value realized on vesting of $548,333; and 2,991 dividend equivalent restricted stock units on July 31, 2025 in connection with Mr. Charles’s retirement that accrued on restricted stock units granted on the last business day of each of January 2022, 2023, 2024 and 2025 with a value realized on vesting of $220,586.
(6)Includes the vesting of 7,079 restricted stock units on June 13, 2025 that were originally granted on June 3, 2024 with a value realized on vesting of $547,419.
(7)Includes the vesting of 10,470 restricted stock units on January 31, 2025 that were originally granted on the last business day of each of January 2021, 2022, 2023 and 2024 with a value realized on vesting of $930,050; and 963 dividend equivalent restricted stock units on January 31, 2025 that accrued on restricted stock units granted on the last business day of January 2021 with a value realized on vesting of $85,543.

2025 Nonqualified Deferred Compensation

The following table provides a summary as of December 31, 2025 of vested and undelivered restricted stock units that were accelerated pursuant to Mr. Charles’ letter agreement and granted to Mr. Charles from the mandatory deferral of a portion of his prorated 2025 annual performance incentives. See “Letter Agreement with Daniel P. Charles.”

Name	Executive Contributions in Last FY ($)	Registrant Contributions in Last FY ($)(1)	Aggregate Earnings/Losses in Last FY ($)(2)	Aggregate Withdrawals/ Distributions ($)(3)	Aggregate Balance at Last FYE ($)(4)
Joseph Harvey	—	—	—	—	—
Raja Dakkuri	—	—	—	—	—
Michael Donohue	—	—	—	—	—
Jon Cheigh	—	—	—	—	—
Daniel Charles	—	3,144,336	(465,513)	(49,202)	2,629,621
Daniel Noonan	—	—	—	—	—
Adam Derechin	—	—	—	—	—
____________________________
(1)Reflects the value of (i) 35,201 vested and undelivered restricted stock units that vested upon Mr. Charles’ retirement on July 31, 2025, including 2,991 dividend equivalents previously accrued to Mr. Charles on unvested restricted stock units, based on the closing price of $73.75 of the company’s common stock on July 30, 2025; and (ii) 7,469 immediately vested and undelivered restricted stock units that were granted to Mr. Charles on July 31, 2025 from the mandatory deferral of a portion of his pro-rated 2025 annual performance incentives, computed using the average of the high and low price of the company’s common stock on the grant date. Of the amount shown in this column, $548,262 was reported in the “Stock Awards” column of the Summary Compensation Table for 2025.
(2)Represents the decrease in fair market value between July 31, 2025 and December 31, 2025 with respect to Mr. Charles’ 39,679 vested and undelivered restricted stock units and 2,991 accrued dividend equivalents. Also includes $49,202 in cash dividends paid to Mr. Charles in respect of his vested and undelivered restricted stock units between the vesting date and December 31, 2025. Amounts in this column are not reported as compensation for fiscal 2025 because they do not represent above-market or preferential earnings.
(3)Represents the amount of cash dividends paid to Mr. Charles in respect of his vested and undelivered restricted stock units between the vesting date and December 31, 2025.
(4)Amounts reported include portions of the amounts previously reported in the “Stock Awards” and “All Other Compensation” columns of the Summary Compensation Table.

Potential Payments upon Termination or Change in Control
Under the terms of the restricted stock unit award agreements between the company and each named executive officer, our named executive officers are entitled to certain compensation in the event of a termination of employment and a change in control of the company. The amount of compensation payable to each named executive officer upon the occurrence of certain specified events is set forth below.
Joseph Harvey. The following table sets forth potential payments upon termination of employment of Joseph Harvey, our chief executive officer.

Executive Benefits and Payments upon Termination(1)	Resignation for Good Reason by Executive ($)	Resignation without Good Reason by Executive ($)	Termination without Cause by the Company ($)	Termination for Cause by the Company ($)	Termination without Cause by the Company or Resignation for Good Reason by Executive following Change in Control ($)	Death or Disability of Executive ($)
Compensation:
Long Term Incentives
Restricted Stock Units	—	—	—	—	9,492,336(2)	9,492,336(2)
______________________________
(1)Assumes executive’s date of termination is December 31, 2025 and is based on the closing price of $62.78 of the company’s common stock on the date of termination.
(2)Includes the value of 136,869 unvested restricted stock units acquired under our mandatory deferral program and 14,331 unvested dividend equivalent restricted stock units acquired in connection with restricted stock unit awards.
Raja Dakkuri. Raja Dakkuri, our former executive vice president and chief financial officer, resigned from the company during fiscal 2025 and did not serve as a named executive officer at the end of the fiscal year. He received no payments in connection with his resignation.
Michael Donohue. The following table sets forth potential payments upon termination of employment of Michael Donohue, our senior vice president, interim chief financial officer and controller.

Executive Benefits and Payments upon Termination(1)	Resignation for Good Reason by Executive ($)	Resignation without Good Reason by Executive ($)	Termination without Cause by the Company ($)	Termination for Cause by the Company ($)	Termination without Cause by the Company or Resignation for Good Reason by Executive following Change in Control ($)	Death or Disability of Executive ($)
Compensation:
Long Term Incentives
Restricted Stock Units	—	—	—	—	1,251,896(2)	1,251,896(2)
________________________
(1)Assumes executive’s date of termination is December 31, 2025 and is based on the closing price of $62.78 of the company’s common stock on the date of termination.
(2)Includes the value of 9,636 unvested restricted stock units. Also includes the value of 8,802 unvested restricted stock units acquired under our mandatory deferral program and 1,503 unvested dividend equivalent restricted stock units acquired in connection with restricted stock unit awards.

Jon Cheigh. The following table sets forth potential payments upon termination of employment of Jon Cheigh, our president and chief investment officer.

Executive Benefits and Payments upon Termination(1)	Resignation for Good Reason by Executive ($)	Resignation without Good Reason by Executive ($)	Termination without Cause by the Company ($)	Termination for Cause by the Company ($)	Termination without Cause by the Company or Resignation for Good Reason by Executive following Change in Control ($)	Death or Disability of Executive ($)
Compensation:
Long Term Incentives
Restricted Stock Units	—	—	—	—	5,206,032(2)	5,206,032(2)
______________________________
(1)Assumes executive’s date of termination is December 31, 2025 and is based on the closing price of $62.78 of the company’s common stock on the date of termination.
(2)Includes the value of 75,163 unvested restricted stock units acquired under our mandatory deferral program and 7,762 unvested dividend equivalent restricted stock units acquired in connection with restricted stock unit awards.
Daniel Charles. Daniel Charles, our former executive vice president and head of global distribution, retired from the company during fiscal year 2025 and did not serve as a named executive officer at the end of the fiscal year. In connection with his retirement, Mr. Charles received the payments and benefits described below under “—Letter Agreement with Daniel P. Charles.”
Daniel Noonan. The following table sets forth potential payments upon termination of employment of Daniel Noonan, our executive vice president and head of global distribution.

Executive Benefits and Payments upon Termination(1)	Resignation for Good Reason by Executive ($)	Resignation without Good Reason by Executive ($)	Termination without Cause by the Company ($)	Termination for Cause by the Company ($)	Termination without Cause by the Company or Resignation for Good Reason by Executive following Change in Control ($)	Death or Disability of Executive ($)
Compensation:
Long Term Incentives
Restricted Stock Units	—	—	—	—	1,419,519(2)	1,419,519(2)
______________________________
(1)Assumes executive’s date of termination is December 31, 2025 and is based on the closing price of $62.78 of the company’s common stock on the date of termination.
(2)Includes the value of 14,159 unvested restricted stock units. Also includes the value of 7,320 unvested restricted stock units acquired under our mandatory deferral program and 1,132 unvested dividend equivalent restricted stock units acquired in connection with restricted stock unit awards.

Adam Derechin. The following table sets forth potential payments upon termination of employment of Adam Derechin, our executive vice president and chief operating officer.

Executive Benefits and Payments upon Termination(1)	Resignation for Good Reason by Executive ($)	Resignation without Good Reason by Executive ($)	Termination without Cause by the Company ($)	Termination for Cause by the Company ($)	Termination without Cause by the Company or Resignation for Good Reason by Executive following Change in Control ($)	Death or Disability of Executive ($)
Compensation:
Long Term Incentives
Restricted Stock Units	—	—	—	—	1,557,132(2)	1,557,132(2)
______________________________
(1)Assumes executive’s date of termination is December 31, 2025 and is based on the closing price of $62.78 of the company’s common stock on the date of termination.
(2)Includes the value of 22,328 unvested restricted stock units acquired under our mandatory deferral program and 2,475 unvested dividend equivalent restricted stock units acquired in connection with restricted stock unit awards.

Assumptions
Below is a description of the assumptions that were used in determining the potential payments set forth above. Unless otherwise noted, the following descriptions are applicable to all of the company’s named executive officers.
Accelerated vesting of restricted stock units. Under the terms of the restricted stock unit award agreements between the company and each named executive officer, all unvested restricted stock units held by a named executive officer will immediately vest in full if such executive’s employment is terminated (i) by the company without cause or by the executive for good reason, each within the two-year period following a change in control or (ii) at any time due to the executive’s death or disability (as defined below).
A termination is for “cause” if it is for any of the following reasons: (i) the executive’s continued failure to substantially perform the executive’s duties to the company (other than as a result of total or partial incapacity due to physical or mental illness) for a period of 10 days following written notice by the company to the executive of such failure; (ii) the executive’s engagement in conduct inimical to the company’s interests, including, without limitation, fraud, embezzlement, theft or dishonesty in the course of the executive’s employment; (iii) the executive’s commission of, or plea of guilty or nolo contendere, to (A) a felony or (B) a crime other than a felony that involves a breach of trust or fiduciary duty owed to the company or an affiliate of the company; (iv) the executive’s disclosure of the company’s or its affiliates’ trade secrets or confidential information; or (v) the executive’s breach of any agreement with the company or an affiliate of the company, including, without limitation, any agreement with respect to confidentiality, non-disclosure, non-competition or otherwise.
A termination is for “good reason” if it is for any of the following reasons: (i) the failure by the company or one of its affiliates to pay or cause to be paid the executive’s base salary or annual bonus (to the extent earned in accordance with the terms of any applicable annual bonus or annual incentive arrangement), if any, when due or (ii) any substantial and sustained diminution in the executive’s authority or responsibilities; provided that the events described in clauses (i) or (ii) of this sentence will constitute “good reason” only if the company or its affiliates fail to cure such event within 30 days following receipt from the executive of written notice of the event that constitutes good reason; provided, further, that “good reason” will cease to exist for an event on the 60th day following the later of its occurrence or the executive’s knowledge thereof, unless the executive has given the company written notice thereof prior to such date.
A “change in control” means the occurrence of any of the following events: (i) the complete liquidation of the company or the sale or disposition, in one or a series of related transactions, of all or substantially all of the company’s assets to any “person” or “group” other than certain permitted holders; (ii) any person or group, other than the permitted holders, is or becomes the beneficial owner of the company’s securities representing both (A) 20%

or more of the combined voting power of the then-outstanding securities of the company and (B) more of the combined voting power of the then-outstanding securities of the company than Mr. Cohen and Mr. Steers in the aggregate; (iii) during any period of 24 consecutive months, individuals who at the beginning of such period constituted the board cease for any reason to constitute a majority of the board then in office; or (iv) the consummation of any transaction or series of transactions resulting in a merger, consolidation or amalgamation, in which the company is involved, other than a merger, consolidation or amalgamation that would result in the company’s shareholders immediately prior thereto continuing to own, in the same proportion as immediately prior to the transaction(s), more than 50% of the combined voting power of the company’s voting securities or such surviving entity outstanding immediately after such merger, consolidation or amalgamation.
“Disability” means the inability of the employee to perform in all material respects such employee’s duties and responsibilities to the company by reason of a physical or mental disability or infirmity, which inability is reasonably expected to be permanent and has continued (i) for a period of six consecutive months or (ii) such shorter period as the Compensation Committee may reasonably determine in good faith. The disability determination will be made in the sole discretion of the Compensation Committee.
Letter Agreement with Daniel P. Charles
The company entered into a letter agreement with Mr. Charles on April 30, 2025 in connection with his provision of notice of his intention to retire from the positions of executive vice president and head of global distribution of the company. The letter agreement amends the restricted stock unit award agreements between the company and Mr. Charles.
Under the letter agreement, upon the effective date of Mr. Charles’ retirement as executive vice president and head of global distribution and subject to the terms and conditions of the letter agreement, all then-unvested restricted stock units, including accrued dividend equivalents, held by Mr. Charles immediately vested in full and the shares underlying such restricted stock units will be delivered upon the scheduled delivery dates under the restricted stock unit award agreements relating to such awards, subject to Mr. Charles’ ongoing compliance with the terms and conditions of such agreements.
The terms and conditions referred to in the immediately preceding paragraph include:
•satisfactory performance of Mr. Charles’ employment duties, responsibilities and obligations through the effective date of his retirement, with particular focus on Mr. Charles: continuing to effectively manage and administer all day-to-day duties, responsibilities and obligations that are expected of his positions and roles at the company; assisting in communication, notification and reporting to internal and external parties; transitioning and delegating all designations and responsibilities; and assisting in coaching and retention of employees;
•Mr. Charles’ employment with the company is not at any time terminated for cause;
•Mr. Charles’ compliance with certain restrictive covenants described below; and
•the periodic delivery by Mr. Charles of a certification as to his compliance with the Amended and Restated Stock Incentive Plan, the letter agreement and the restricted stock unit award agreements relating to awards granted to Mr. Charles.
Under the letter agreement, Mr. Charles also received a prorated discretionary performance bonus of $1,152,083 in respect of the 2025 fiscal year, and 40.0% of his fiscal 2025 total compensation was mandatorily deferred into restricted stock units that were granted on July 31, 2025. Such restricted stock units were immediately vested upon grant at this retirement and the shares of common stock underlying such award will be delivered to Mr. Charles in four equal annual installments.
Restrictive covenants
Under the letter agreement, in addition to the restrictive covenants relating to non-interference, non-solicitation and non-disparagement that are contained in the restricted stock unit award agreements relating to awards granted to Mr. Charles, until the final delivery date of restricted stock units subject to such agreements, Mr. Charles is generally prohibited from:

•during Mr. Charles’ employment with the company and its affiliates, other than on behalf of the company and its affiliates, providing or seeking to provide to any person to whom the company or any of its affiliates rendered services during Mr. Charles’ employment with the company and its affiliates any such services or similar services;
•following Mr. Charles’ termination of employment with the company and its affiliates, providing or seeking to provide to any person to whom the company or an affiliate rendered services during the three-year period prior to such termination of employment any such services or similar services;
•directly or indirectly engaging in any responsibilities, activities, business or strategy that competes with the activities, business or strategies of the company or its affiliates (including any such activities, businesses or strategies which the company or its affiliates have specific plans to conduct in the future and as to which Mr. Charles is aware of such plans) within the United States or any other country or region in which the company or its affiliates is conducting, or which Mr. Charles is aware the company or its affiliates has discussed plans to conduct, business at the time of determination (referred to as a “competitive business”);
•directly or indirectly entering the employ of, or rendering or being retained to render services to, any person (or any division or controlled or controlling affiliate of any person) who or which engages in a competitive business, subject to certain exceptions; or
•directly or indirectly acquiring a financial interest in, or otherwise becoming actively involved with, any competitive business as an individual, partner, shareholder, officer, director, principal, agent, trustee or consultant, subject to certain exceptions.

Pay Ratio Disclosure
As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(u) of Regulation S-K, we are providing the following information regarding the ratio of the annual total compensation of the company’s principal executive officer to the median of the annual total compensation of all our employees (other than the company’s principal executive officer) (“CEO Pay Ratio”). Our CEO Pay Ratio is a reasonable estimate calculated in a manner consistent with Item 402(u).
As of December 31, 2025, we had 423 full-time employees (excluding our principal executive officer). We identified our median employee using the company’s global employee population as of December 31, 2025. To identify the company’s median employee, we used annual base salary and bonuses earned in fiscal 2025. We believe this consistently applied compensation measure reasonably reflects annual compensation across the company’s employee base. After identifying the company’s median employee, we calculated the median employee’s and the principal executive officer’s annual total compensation in accordance with the requirements of the Summary Compensation Table. For fiscal 2025, our median employee’s annual total compensation was $240,949, and the annual total compensation of Mr. Harvey, the company’s principal executive officer, was $6,991,951. Accordingly, our CEO Pay Ratio for fiscal 2025 was approximately 29.0:1.

Pay Versus Performance
As required by Item 402(v) of Regulation S-K, we are providing the following table, which includes specified information with respect to the compensation actually paid to the company’s named executive officers and certain financial performance measures of the company in 2025, 2024, 2023, 2022 and 2021.

							Value of Initial Fixed $100 Investment Based On:
Year	Summary Compensation Table Total for PEO (Joseph Harvey)	Summary Compensation Table Total for PEO (Robert Steers)	Compensation Actually Paid to PEO (Joseph Harvey)(7)	Compensation Actually Paid to PEO (Robert Steers)(7)	Average Summary Compensation Table Total for Non-PEO Named Executive Officers(6)	Average Compensation Actually Paid to Non-PEO Named Executive Officers(7)	Total Share- holder Return(8)	Peer Group* Total Share- holder Return(8)	Net Income	Operating Income, as adjusted(1)
2025(2)	6,991,951	—	2,615,196	—	3,142,037	1,989,986	99.77	196.16	153,217,865	195,142,619
2024(3)	5,641,074	—	8,158,776	—	2,933,224	3,569,910	175.38	257.30	151,265,827	183,564,844
2023(4)	6,537,038	—	8,186,778	—	3,573,600	3,715,225	139.71	186.46	129,048,342	177,070,513
2022(5)	6,792,751	6,098,150	2,798,008	2,020,777	3,631,524	2,324,583	114.67	141.87	171,041,026	243,840,255
2021(5)	5,349,135	12,375,738	7,903,908	8,005,775	3,500,790	4,368,211	159.26	189.36	211,397,338	268,800,194
___________________________________
*     The peer group used in the relevant year corresponds with the peer group used by the company in that year for purposes of the disclosure required pursuant to Item 201(e) of Regulation S-K. The peer group used for all years reported is the S&P U.S. BMI Asset Management & Custody Banks Index.
(1)We have identified operating income, as adjusted, as our Company Selected Measure. Operating income, as adjusted, is calculated as set forth on Appendix B.
(2)In fiscal 2025, (i) our principal executive officer (“PEO”) was Mr. Harvey and (ii) our non-PEO named executive officers were Messrs. Dakkuri, Donohue, Cheigh, Charles, Noonan and Derechin. Each of Mr. Donohue and Dakkuri served as our principal financial officer (“PFO”) for a portion of the fiscal year. Accordingly, the average non-PEO named executive officer compensation amounts include the fiscal 2025 compensation for both Messrs. Donohue and Dakkuri.
(3)In fiscal 2024, (i) our PEO was Mr. Harvey and (ii) our non-PEO named executive officers were Messrs. Dakkuri, Cheigh, Charles and Derechin and Matthew Stadler, former executive vice president and chief financial officer of the company. Each of Mr. Dakkuri and Mr. Stadler served as our PFO for a portion of the fiscal year. Accordingly, the average non-PEO named executive officer compensation amounts include the fiscal 2024 compensation of both Messrs. Dakkuri and Stadler.
(4)In fiscal 2023, (i) our PEO was Mr. Harvey and (ii) our non-PEO named executive officers were Messrs. Stadler, Cheigh, Charles and Derechin.
(5)In fiscal 2022 and fiscal 2021, (i) each of Messrs. Harvey and Steers served as PEO for a portion of the fiscal year and (ii) our non-PEO named executive officers were Messrs. Stadler, Cheigh, Charles and Derechin.
(6)Each of Messrs. Donohue and Dakkuri served as our PFO for a portion of the 2025 fiscal year. Accordingly, both individuals are included in the calculation of our average non-PEO named executive officer compensation amounts for the 2025 fiscal year. Each of Messrs. Dakkuri and Stadler served as our PFO for a portion of the 2024 fiscal year. Accordingly, both individuals are included in the calculation of our average non-PEO named executive officer compensation amounts for the 2024 fiscal year.
(7)Compensation Actually Paid was calculated beginning with each individual’s total compensation reported in the Summary Compensation Table, and the following amounts were deducted from and added to such amounts:

	PEO (Joseph Harvey)			Non-PEO Named Executive Officer Average
	2025	2024	2023	2025	2024	2023
Summary Compensation Table	6,991,951	5,641,074	6,537,038	3,142,037	2,933,224	3,573,600
Deduction for amounts reported under the “Stock Awards” and “Option Awards” columns in the Summary Compensation Table for applicable fiscal year	(4,719,995)	(3,519,938)	(4,719,944)	(1,559,342)	(1,231,020)	(1,751,908)
Add ASC 718 fair value of awards granted during applicable fiscal year that remain unvested as of applicable fiscal year end, determined as of applicable fiscal year end	3,304,054	4,579,492	5,014,448	514,945	1,265,913	1,451,115
Add/deduct awards granted during prior fiscal year that were outstanding and unvested as of applicable fiscal year end, determined based on change in ASC 718 fair value from prior fiscal year end to applicable fiscal year end	(2,754,194)	1,642,995	941,553	(470,393)	324,835	307,418
Add ASC 718 fair value of awards granted during applicable fiscal year that vested in the same year, determined as of the vesting date	—	—	—	487,292	282,066	—
Add/deduct awards granted during any prior fiscal year that vested during applicable fiscal year, determined based on change in ASC 718 fair value from prior fiscal year end to vesting date	(206,620)	(184,847)	413,683	(70,877)	(5,108)	135,000
Subtract, for any awards granted in any prior fiscal year that fail to meet the applicable vesting conditions during applicable fiscal year, the amount equal to the ASC 718 fair value at the end of the prior fiscal year	—	—	—	(53,676)	—	—
Compensation Actually Paid	2,615,196	8,158,776	8,186,778	1,989,986	3,569,910	3,715,225
(8)Source: S&P Global Market Intelligence 2025. Calculated based on a fixed investment of $100 as of the beginning of the first year reported through the end of the applicable fiscal year.
Performance Measures
The following table sets forth an unranked list of performance measures that, in our assessment, represent the most important performance measures the company used to link executive compensation actually paid to the principal executive officer and other named executive officers to company performance in the most recent fiscal year. We are providing this list in accordance with Item 402(v) of Regulation S-K to provide information on performance measures used by the Compensation Committee to determine named executive officer compensation. For more information, see the Compensation Discussion and Analysis above.
Most Important Performance Measures
•Operating income, as adjusted
•Revenue, as adjusted
•Organic growth (annual net flows compared with beginning assets under management)
•Investment performance

Analysis of the Information Presented in the Pay Versus Performance Table
Compensation Actually Paid and Cumulative Total Shareholder Return
Compensation Actually Paid and Net Income

Robert Steers, PEO
Joseph Harvey, PEO
NEO Average
Net Income
Compensation Actually Paid ($mm)
Net Income ($mm)
$14.0
$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
$250
$200
$150
$100
$50
$0
$7.4
$4.4
$77
$8.0
$7.9
$4.4
$211
$2.0
$2.8
$2.3
$171
$8.2
$3.7
$129
$8.2
$3.6
$152
$2.6
$1.9
$153
2020
2021
2022
2023
2024
2025

Compensation Actually Paid and Company Selected Measure (Operating Income, as adjusted)

Robert Steers, PEO
Joseph Harvey, PEO
NEO Average
Operating Income, as adjusted
Compensation Actually Paid ($mm)
Operating Income ($mm)
$14.0
$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
$300
$250
$200
$150
$100
$50
$0
$169
$269
$244
$177
$184
$195
$7.4
$4.4
$8.0
$7.9
$4.4
$2.0
$2.8
$2.3
$8.2
$3.7
$8.2
$3.6
$2.6
$1.9
2020
2021
2022
2023
2024
2025

Equity Compensation Plan Information

The following table summarizes information, as of December 31, 2025, relating to the company’s equity compensation plans pursuant to which grants of restricted stock units or other rights to acquire shares of the company’s common stock may be granted from time to time.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted- average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in the first column)
Approved by Shareholders
Amended and Restated Cohen & Steers, Inc. Stock Incentive Plan	1,594,784	(1)	2,351,936(2)
Cohen & Steers, Inc. Amended and Restated Employee Stock Purchase Plan	N/A	N/A	67,268(3)
Total Approved by Shareholders	1,594,784	(1)	2,419,204
Not Approved by Shareholders
None	—	—	—
______________________________
(1) As of December 31, 2025, all the awards granted under the company’s Amended and Restated Stock Incentive Plan were restricted stock units, which do not have an exercise price.
(2) Consists of shares of the company’s common stock issuable under the Amended and Restated Stock Incentive Plan pursuant to various awards the Compensation Committee may make, including nonqualified stock options, incentive stock options, stock appreciation rights, restricted stock, restricted stock units and other stock-based awards.
(3) 532,732 shares of the company’s common stock have been issued under the ESPP pursuant to which employees may purchase shares of the company’s common stock at a 15% discount from the fair market value of the company’s common stock on the last business day of each quarterly offering period.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
Approval or Ratification of Related Party Transactions
The company has adopted a written policy pursuant to which all employees, directors and certain other related parties (as defined in Item 404(a) of Regulation S-K) who have a direct or indirect interest in a transaction or agreement in which the company is a participant (regardless of the dollar amount involved in the transaction or whether the transaction must be disclosed publicly by the company, but excluding routine employee/employer transactions such as compensation or participation in any of the company’s benefits plans) must promptly disclose the facts and circumstances of that transaction or agreement to the company’s general counsel. The general counsel will promptly communicate all such information to management and the Audit Committee. Management, in consultation with the Audit Committee, will then determine whether the transaction may be consummated or permitted to continue.
If such transaction or agreement constitutes a “related party transaction” as defined in Item 404(a), then such transaction may not be consummated or continue without the approval or ratification of the Audit Committee or another approving body composed of disinterested and independent members of the Board or any committee of the Board; provided that a majority of the members of the Audit Committee or such approving body is disinterested and independent. Members of the Audit Committee who are interested parties in any related party transaction and/or who are not independent must recuse themselves from any such vote. For purposes thereof, a “related party transaction” is any transaction (i) that is reportable by the company under Item 404(a), (ii) in which the company was or will be a participant, (iii) in which the amount involved exceeds $120,000 and (iv) in which any related party had or will have a direct or indirect material interest.
Transactions or other arrangements between the company and its clients, including registered investment companies for which the company serves as investment adviser, do not need to be approved or ratified. In addition, investment management or other financial services (such as those involving investments in the company’s funds, investment vehicles or separate accounts) provided either by or to the company and involving a director or employee (or his or her immediate family members or a company or charitable organization of which the director or employee or an immediate family member is (or, at the time of the transaction, was) a partner, shareholder, officer, employee or director) need not be approved or ratified so long as the products and services are being provided in the ordinary course of business and on substantially the same terms and conditions, including price, as would be available to similarly situated customers.
Company-sponsored Funds and Accounts
Mr. Harvey, our chief executive officer, serves as chief executive officer and a director of Cohen & Steers Capital Management, Inc., a director of Cohen & Steers Income Opportunities REIT, Inc. and a director and chairman of the board of directors of each of the company’s U.S. registered open-end funds, closed-end funds and exchange-traded funds.
Mr. Steers, our executive chairman, serves as executive chairman of Cohen & Steers Capital Management, Inc. and chairman of the board of directors of Cohen & Steers Income Opportunities REIT, Inc.
Mr. Poli, our general counsel and secretary, is executive vice president, general counsel and secretary of Cohen & Steers Capital Management, Inc., chief legal officer of Cohen & Steers Income Opportunities REIT, Inc., president and a director of Cohen & Steers Securities, LLC and a director of Cohen & Steers Asia Limited, Cohen & Steers UK Limited, Cohen & Steers Japan Limited, Cohen & Steers Singapore Private Limited and Cohen & Steers SICAV.
During the time he served as our chief financial officer, Mr. Dakkuri, our former chief financial officer, served as executive vice president and chief financial officer of Cohen & Steers Capital Management, Inc. and served as a director of Cohen & Steers Asia Limited, Cohen & Steers Japan Limited, Cohen & Steers Singapore Private Limited and Cohen & Steers Securities, LLC and as a director and chief financial officer of Cohen & Steers UK Limited.
Mr. Derechin, our chief operating officer, is executive vice president and chief operating officer of Cohen & Steers Capital Management, Inc., a vice president of Cohen & Steers Securities, LLC and a director of Cohen & Steers Ireland Limited, Cohen & Steers SICAV and each of the company’s U.S. registered open-end funds, closed-end funds and exchange-traded funds.

Messrs. Harvey, Steers, Derechin and Poli do not and Mr. Dakkuri did not receive additional compensation from Cohen & Steers Capital Management, Inc. for their services. Mr. Poli does not and Mr. Dakkuri did not receive additional compensation from Cohen & Steers Asia Limited, Cohen & Steers Japan Limited, Cohen & Steers Singapore Private Limited or Cohen & Steers UK Limited for their services. Mr. Derechin does not receive additional compensation from Cohen & Steers Ireland Limited for his services. Messrs. Derechin and Poli do not and Mr. Dakkuri did not receive additional compensation from Cohen & Steers Securities, LLC for their services. Messrs. Harvey, Steers and Poli do not receive additional compensation from Cohen & Steers Income Opportunities REIT, Inc. for their services. Messrs. Derechin and Poli do not receive additional compensation from Cohen & Steers SICAV for their services. Messrs. Harvey and Derechin do not receive additional compensation from any of the company-sponsored open-end funds, closed-end funds or exchange-traded funds for their services.
In addition, some members of the Board and the company’s executive officers are investors in certain funds and accounts the company manages.
Registration Rights Agreement
In connection with the company’s initial public offering in 2004, Mr. Cohen and Mr. Steers and certain trust entities controlled by certain of their respective family members entered into a registration rights agreement with the company pursuant to which the company is required to register under the Securities Act shares of the company’s common stock (and other securities convertible into or exchangeable or exercisable for shares of the company’s common stock) held by them under certain circumstances. Such registration rights are generally available to the rights holders until registration under the Securities Act is no longer required to enable the rights holders to resell the registrable securities owned by them.
The registration rights agreement provides, among other things, that the company will pay all expenses in connection with the first ten demand registrations requested by the rights holders and in connection with any registration commenced by the company in which the rights holders participate through “piggyback” registration rights granted under such agreement. We have the right to postpone any demand registration (i) if registration would require an audit of us other than the regular audit of the company conducted at fiscal year-end, (ii) if another registration statement that was not effected on Form S-3 has been declared effective under the Securities Act within 180 days, or (iii) for a period of 90 days, if the Board determines that it is in the company’s best interests to do so. The ability of the rights holders to exercise their “piggyback” registration rights is subject to the company’s right to reduce on a pro-rata basis among all requesting holders the number of requested shares of common stock to be registered if, in the opinion of the managing underwriter, the total number of shares to be registered exceeds the number that may be sold without having an adverse effect on the price, timing or distribution of the offering of the shares.

ITEM TWO
RATIFICATION OF THE APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
At its meeting on February 26, 2026, the Audit Committee appointed Deloitte & Touche LLP to serve as the company’s independent registered public accounting firm for the current fiscal year ending December 31, 2026. Representatives of Deloitte & Touche LLP are expected to be present at the Annual Meeting and will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.
Principal Accountant Fees and Services
Aggregate fees for professional services provided by Deloitte & Touche LLP and its affiliates for the fiscal years ended December 31, 2025 and 2024 are set forth below.

	2025	2024
Audit Fees(1)	$1,267,500	$1,291,109
Audit Related Fees(2)	253,750	253,750
Tax Fees(3)	17,065	20,610
All Other Fees(4)	4,890	2,995
Total	$1,543,205	$1,568,464
_________________________________________
(1)Fees for audit services include audits of the company’s annual consolidated financial statements and internal control over financial reporting, reviews of the quarterly condensed consolidated financial statements, audits of the company’s regulated subsidiaries, consultations on accounting and financial reporting standards arising during the course of the audits or reviews, and other services that are normally provided in connection with statutory and regulatory filings.
(2)Fees for services related to the examination of the company’s investment management and administrative services for institutional accounts and advisory services related to reports filed with local regulatory authorities.
(3)Fees for services related to consultations and advisory services regarding various tax matters.
(4)“All Other Fees” consisted of a subscription to an online accounting research tool offered by Deloitte & Touche LLP to its clients and attendance at certain Deloitte-sponsored seminars.
The fees reported above exclude amounts related to audit services provided by Deloitte & Touche LLP directly to certain of our consolidated investment vehicles. Fees for these services, which totaled $82,000 for 2025, were paid by the Company but will be reimbursed by the investment vehicles over time when certain milestones are met.
Audit Committee Pre-Approval Policy
In accordance with the Audit Committee Pre-Approval Policy (the “Pre-Approval Policy”), all audit and permissible non-audit services performed by Deloitte & Touche LLP during fiscal 2025 and fiscal 2024 were pre-approved by the Audit Committee or the Audit Committee chair and ratified by the full Audit Committee pursuant to the Pre-Approval Policy, upon the conclusion of the Audit Committee that the provision of such services by Deloitte & Touche LLP did not impair Deloitte & Touche’s independence in the conduct of its auditing functions.
Pre-approval of audit and permissible non-audit services includes pre-approval of the fees for such services (even though pre-approval of fees is not specifically required by SEC rules) and the other terms of the engagement. At its first quarterly meeting of each fiscal year, and periodically as necessary, the Audit Committee reviews and pre-approves audit, audit-related, tax and all other services that the company expects to be performed by its independent registered public accounting firm for such fiscal year. The term of any pre-approval is twelve months from the date of pre-approval, unless the Audit Committee specifically provides for a different period.
The Audit Committee has authorized its chair to pre-approve any services that are not pre-approved at the Audit Committee’s first quarterly meeting of the fiscal year. The Audit Committee must ratify any such pre-approvals at its next scheduled quarterly meeting. However, if fees for any one service exceed $50,000 or if fees for multiple services exceed $100,000 in the aggregate during any quarter, pre-approval by the chair of the additional services is required to be communicated to the Audit Committee prior to its next scheduled quarterly meeting. In the event the

Audit Committee determines not to ratify a pre-approved service, the independent auditor must cease all work on the engagement in question until the appropriate approval is received.
Recommendation of the Board
The Board recommends a vote “FOR” the ratification of the appointment of Deloitte & Touche LLP as the company’s independent registered public accounting firm for the current fiscal year ending December 31, 2026.
Ratification by the company’s shareholders of the appointment of the independent registered public accounting firm is not required, but the Board believes that it is desirable to submit this matter to the company’s shareholders. If the appointment of Deloitte & Touche LLP is not approved at the Annual Meeting, the Audit Committee will investigate the reason for the rejection and reconsider the appointment.

REPORT OF THE AUDIT COMMITTEE
The Board has appointed an Audit Committee composed of six directors, each of whom is independent under the NYSE listing standards. The Board has determined that each of Mr. Connor, Dr. Aggarwal and Mses. Dolly and Smith is an “audit committee financial expert,” as that term is defined in SEC rules.
The Board has adopted a written charter for the Audit Committee. A copy of that charter is available on the company’s website at www.cohenandsteers.com under “Company–Investor Relations–Corporate Governance.” The Audit Committee’s job is one of oversight as set forth in its charter. It is not the Audit Committee’s responsibility to prepare the company’s financial statements, to plan or conduct audits or to determine that the company’s financial statements are complete and accurate and prepared in accordance with accounting principles generally accepted in the United States of America. Management is responsible for preparing the company’s financial statements and for maintaining internal control over financial reporting and disclosure controls and procedures. The company’s independent registered public accounting firm is responsible for auditing the company’s financial statements and expressing an opinion as to whether those audited financial statements fairly present the company’s financial position, results of operations and cash flows in conformity with accounting principles generally accepted in the United States of America.
The Audit Committee has reviewed and discussed the company’s audited financial statements for the fiscal year ended December 31, 2025 with management and Deloitte & Touche LLP, the company’s independent registered public accounting firm.
The Audit Committee has discussed with Deloitte & Touche LLP the matters required to be discussed by applicable requirements of the Public Company Accounting Oversight Board and the SEC.
The Audit Committee has received from Deloitte & Touche LLP the written disclosures and the letter required by the applicable standards of the Public Company Accounting Oversight Board regarding the independent auditor’s communications with the Audit Committee concerning independence, and the Audit Committee has discussed with Deloitte & Touche LLP its independence. The Audit Committee has concluded that Deloitte & Touche LLP’s provision of audit and non-audit services to the company and its affiliates did not impair Deloitte & Touche LLP’s independence.
Based on the review and discussions referred to above, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in the company’s Annual Report on Form 10-K for the year ended December 31, 2025 for filing with the SEC.
In accordance with, and to the extent permitted by SEC rules, the information contained in the Report of the Audit Committee shall not be incorporated by reference into any of the company’s future filings made under the Exchange Act or the Securities Act and shall not be deemed to be soliciting material or to be filed under the Exchange Act or the Securities Act.

AUDIT COMMITTEE MEMBERS
Frank T. Connor (chair)
Reena Aggarwal
Lisa Dolly
Dasha Smith
Karen Wilson Thissen
Edmond D. Villani

ITEM THREE
NON-BINDING ADVISORY VOTE ON EXECUTIVE COMPENSATION
Pursuant to Section 14A of the Exchange Act, we are including a separate proposal to shareholders, for a non-binding advisory vote, to approve the compensation of the company’s named executive officers as disclosed under “Executive Compensation.” The text of the resolution in respect of Item Three is as follows:
“RESOLVED, that the compensation paid to the company’s named executive officers as disclosed in the 2026 proxy statement pursuant to SEC rules, including the Compensation Discussion and Analysis, compensation tables and any related narrative discussion set forth in such proxy statement, is hereby APPROVED.”
In considering their vote, shareholders should carefully review the information about the company’s compensation policies and decisions with respect to the named executive officers presented in the Compensation Discussion and Analysis.
In particular, shareholders should take into consideration that the Compensation Committee bases its executive compensation decisions on the following:
•Compensation should be linked to company, investment and individual performance;
•Compensation should be competitive;
•Compensation decisions focus on total compensation;
•Compensation decisions reflect our long-term approach to investment, business and human capital management; and
•Equity awards, in the form of forfeitable restricted stock units that vest over several years, should constitute a significant percentage of total compensation.
At the company’s 2025 Annual Meeting of Shareholders, 98.20% of the votes cast by the company’s shareholders approved the compensation of its named executive officers as described in the company’s 2025 proxy statement. The Compensation Committee believes this affirms shareholders’ support of the company’s approach to executive compensation.
While the results of the vote are non-binding and advisory in nature, the Compensation Committee intends to carefully consider the results of the vote.
Recommendation of the Board
The Board recommends a vote “FOR” the approval of the compensation of the company’s named executive officers.

REQUIREMENTS, INCLUDING DEADLINES, FOR SUBMISSION OF PROXY PROPOSALS, NOMINATION OF DIRECTORS AND OTHER BUSINESS OF SHAREHOLDERS
Pursuant to the requirements of Rule 14a-8 under the Exchange Act, to be considered for inclusion in the company’s proxy statement and proxy card for the company’s 2027 Annual Meeting of Shareholders, a shareholder proposal must be received by the company at its principal executive offices at 1166 Avenue of the Americas, New York, New York 10036 by November 20, 2026. All proposals should be sent to the attention of the company’s Corporate Secretary.
In addition, the by-laws set forth certain advance notice procedures to be followed by shareholders who wish to bring business before an annual meeting of shareholders or nominate candidates for election to the Board at an annual meeting of shareholders. Such procedures require that the shareholder give timely written notice to the company’s Corporate Secretary. To be considered timely, such notice must be delivered to the company’s principal executive offices not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting, provided that in the event the date of the annual meeting is more than 30 days before or more than 70 days after such anniversary date, notice by the shareholder must be delivered not earlier than the 120th day prior to and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made.
OTHER MATTERS
The Board knows of no other business to be presented at the Annual Meeting. If, however, any other business should properly come before the meeting, or any adjournment thereof, any proxy will be voted with respect thereto in accordance with the best judgment of the persons named in the proxy.

By Order of the Board of Directors,

Francis C. Poli Corporate Secretary

Appendix A

Additional Information Regarding Morningstar Ratings

Morningstar calculates its ratings based on a risk-adjusted return measure that accounts for variation in a fund’s monthly excess performance, placing more emphasis on downward variations and rewarding consistent performance. The Morningstar Rating does not include any adjustment for sales loads. The top 10% of funds in each category receive five stars, the next 22.5% receive four stars, the next 35% receive three stars, the next 22.5% receive two stars and the bottom 10% receive one star. Past performance is no guarantee of future results. Based on independent rating by Morningstar, Inc. of investment performance of each Cohen & Steers-sponsored open-end U.S.-registered mutual fund for all share classes for the overall period at December 31, 2025. Overall Morningstar rating is a weighted average based on the 3-year, 5-year and 10-year Morningstar rating. Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages. This is not investment advice and may not be construed as sales or marketing material for any financial product or service sponsored or provided by Cohen & Steers.
A-1

Appendix B

Reconciliation of U.S. GAAP to As Adjusted Financial Results

	Years Ended December 31,
(in thousands, except percentages)	2025	2024	2023	2022	2021
Operating income, U.S. GAAP	$177,736	$172,877	$164,477	$215,938	$260,372
Fund related amounts (1)	2,058	1,551	1,555	1,628	1,230
Accelerated vesting of restricted stock units	3,269	7,134	1,318	10,260	7,197
Lease transition and other costs - 280 Park Avenue (2)	—	807	9,721	776	—
Fund launch and rights offering costs	11,464	—	—	15,239	—
Other non-recurring expenses (3)	616	1,196	—	—	—
Operating income, as adjusted	$195,143	$183,565	$177,071	$243,841	$268,799

Operating margin, U.S. GAAP	32.0%	33.4%	33.6%	38.1%	44.6%
Operating margin, as adjusted	35.2%	35.4%	36.2%	43.0%	46.0%
_________________________
(1)Represents the impact of consolidated funds and expenses incurred on behalf of certain company-sponsored funds.
(2)Represents the impact of lease and other expenses related to the company's prior headquarters, for which the lease expired in January 2024.
(3)Represents reimbursement of filing fees paid by certain members of senior leadership in 2025, and the impact of incremental expenses associated with the separation of certain employees in 2024.

B-1

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The 2025 Annual Report and 2026 Notice of Annual Meeting and Proxy Statement are available at www.proxyvote.com.

__ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __

COHEN & STEERS, INC.
PROXY
SOLICITED BY THE BOARD OF DIRECTORS

The undersigned appoints Francis C. Poli and Brian W. Heller, and each of them, as proxies, each with full power of substitution, and authorizes them to represent and to vote, as designated on the reverse side of this form (with discretionary authority under Proposal 1 to vote for a substitute nominee if any nominee is unable to serve or for good cause will not serve), all shares of common stock of Cohen & Steers, Inc. held of record by the undersigned as of March 5, 2026 at the 2026 Annual Meeting of Shareholders to be held on April 30, 2026 beginning at 9:00 a.m. New York time via live audio webcast at http://www.virtualshareholdermeeting.com/CNS2026, and in their discretion upon any matter that may properly come before the meeting or any adjournment or postponement of the meeting in accordance with their best judgment.

This proxy, when properly executed, will be voted in accordance with the instructions given on the reverse side of this form. If no other indication is made on the reverse side of this form, the proxies shall vote FOR all nominees listed in Proposal 1 and FOR Proposals 2 and 3.

This proxy may be revoked at any time prior to the time voting is declared closed by voting a new proxy, by telephone or Internet, or by giving the Corporate Secretary of Cohen & Steers, Inc. written notice of revocation or a subsequently dated proxy, or by casting a ballot at the meeting.

Continued and to be signed on reverse side

VOTE BY INTERNET
COHEN & STEERS, INC. 1166 AVENUE OF THE AMERICAS New York, NY 10036
Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to http://www.virtualshareholdermeeting.com/CNS2026

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE – 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:				KEEP THIS PORTION FOR YOUR RECORDS
__ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
COHEN & STEERS, INC.
The Board of Directors recommends you vote FOR the following:

1. Election of Directors
Nominees:	For	Against	Abstain	The Board of Directors recommends you vote FOR proposals 2 and 3.	For	Against	Abstain
1a. Martin Cohen	☐	☐	☐	2. Ratification of Deloitte & Touche LLP as the company’s independent registered public accounting firm for the current fiscal year ending December 31, 2026.	☐	☐	☐
1b. Robert H. Steers	☐	☐	☐
1c. Joseph M. Harvey	☐	☐	☐	3. Approval, by non-binding advisory vote, of the compensation of the company’s named executive officers.	☐	☐	☐
1d. Reena Aggarwal	☐	☐	☐
1e. Frank T. Connor	☐	☐	☐	NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof.
1f. Lisa Dolly	☐	☐	☐
1g. Dasha Smith	☐	☐	☐
1h. Karen Wilson Thissen	☐	☐	☐
1i. Edmond D. Villani	☐	☐	☐

Please date and sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]			Date	Signature (Joint Owners)	Date